UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811- 21411

Eaton Vance Senior Floating-Rate Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2006

Item 1. Reports to Stockholders

Annual Report October 31, 2006

EATON VANCE
SENIOR
FLOATING-RATE
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

MANAGEMENT’S DISCUSSION OF TRUST PERFORMANCE

Performance for the Past Year

•                  Based on share price, Eaton Vance Senior Floating-Rate Trust (the “Trust”), a closed-end fund traded on the New York Stock Exchange, had a total return of 15.27% for the year ended October 31, 2006. That return was the result of an increase in share price to $18.24 on October 31, 2006 from $17.21 on October 31, 2005 and the reinvestment of $1.519 in dividends.(1)

•                  Based on net asset value (NAV), the Trust had a total return of 8.47% for the year ended October 31, 2006. That return was the result of a decrease in NAV to $18.69 on October 31, 2006 from $18.74 on October 31, 2005, and the reinvestment of all distributions.(1)

•                  Based on its October 2006 monthly dividend payment of $0.135 and a closing share price of $18.24, the Trust had a market yield of 8.88%.(2)

•                  For performance comparison, the S&P/LSTA Leveraged Loan Index – an unmanaged index of U.S. dollar-denominated leveraged loans – had a total return of 6.49% for the year ended October 31, 2006.(3) The Lipper Loan Participation Funds Classification – the Trust’s peer group – had an average total return of 7.20%, at net asset value, and a 15.00% annual return at share price during the same period.(3)

The Trust’s Investments

•                  The Trust’s loan investments included 450 borrowers at October 31, 2006, with an average loan size of 0.19% of total assets and no industry constituting more than 7.00% of the Trust. Health care, chemicals and plastics, building and development (including manufacturers of building products and companies that manage/own apartments, shopping malls and commercial office buildings, among others), leisure goods/activities/movies and business equipment and services were the largest industry weightings.(4)

•                  The loan market enjoyed relatively stable fundamentals during the fiscal year. Technical factors came more into balance, as record new issuance from strong merger activity met robust investor demand. As a result, credit spreads stabilized after a period during which they had narrowed. The Trust also benefited from an increase in the London Inter-Bank Offered Rate – the benchmark over which loan interest rates are typically set – which rose in response to rate hikes from the Federal Reserve.

•                  At October 31, 2006, the Trust had leverage in the amount of approximately 39% of the Trust’s total assets. The Trust employs leverage though the issuance of Auction Preferred Shares (“APS”).(5) Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). The cost of the Trust’s APS rises and falls with changes in short-term interest rates. Such increases/decreases in cost of the Trust’s APS may be offset by increased/decreased income from the Trust’s senior loan investments.

The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)	Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares. Absent an expense waiver by the investment adviser, returns would be lower.
(2)	The Trust’s yield is calculated by dividing the most recent dividend per share by the share market price at the end of the period and annualizing the result.
(3)

It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return reflects changes in value of the loans comprising the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index. Unlike the Trust, the Index’s return does not reflect the effect of leverage, such as the issuance of Auction Preferred Shares. The Lipper average is the average total return, at net asset value and at share price, of the funds that are in the same Lipper Classification as the Trust.

(4)	Holdings and industry weightings are subject to change due to active management.
(5)	In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Shares of the Trust are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Performance(1)

Average Annual Total Return (by share price, NYSE)

One Year	15.27%
Life of Fund (11/28/03)	5.31

Average Annual Total Return (at net asset value)

One Year	8.47%
Life of Fund (11/28/03)	6.19

(1)       Performance results reflect the effect of leverage resulting from the Trust’s issuance of Auction Preferred Shares. In the event of a rise in long-term interest rates, the value of the Trust’s investment portfolio could decline, which would reduce the asset coverage for its Auction Preferred Shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Diversification by Industries(2)

By total investments

Health Care	6.5%
Chemicals & Plastics	6.4
Building & Development	5.8
Leisure Goods/Activities/Movies	5.6
Business Equipment & Services	5.5
Cable & Satellite Television	5.2
Automotive	4.6
Publishing	4.3
Telecommunications	3.8
Radio & Television	3.6
Financial Intermediaries	3.4
Containers & Glass Products	3.2
Lodging & Casinos	3.1
Electronics/Electrical	2.8
Retailers (Except Food & Drug)	2.6
Oil & Gas	2.4
Forest Products	2.4
Food Products	2.3
Utilities	2.3
Food Service	2.0%
Aerospace & Defense	1.9
Conglomerates	1.8
Food/Drug Retailers	1.8
Beverage & Tobacco	1.6
Ecological Services & Equip.	1.4
Industrial Equipment	1.2
Nonferrous Metals/Minerals	1.2
Clothing/Textiles	0.8
Insurance	0.8
Home Furnishings	0.7
Equipment Leasing	0.7
Drugs	0.5
Rail Industries	0.5
Air Transport	0.4
Surface Transport	0.4
Cosmetics/Toiletries	0.4
Farming/Agriculture	0.2
Steel	0.1

(2)          Reflects the Trust’s investments as of October 31, 2006. Industries are shown as a percentage of the Trust’s total loan and corporate bond and note investments. Portfolio information may not be representative of current or future investments and are subject to change due to active management.

Diversification by Sectors (3)

(3)          Diversification by Sectors reflects the Trust’s total investments as of October 31, 2006. Sectors are shown as a pecentage of the Trust’s total investments. Trust statistics may not be representative of the Trust’s current or furture investments and are subject to change due to active management.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS

Senior, Floating Rate Interests — 138.7%(1)
Principal Amount	Borrower/Tranche Description	Value
Aerospace and Defense — 3.0%
Alliant Techsystems, Inc.
$548,250	Term Loan, 6.46%, Maturing March 31, 2009	$549,164
Delta Air Lines, Inc.
2,075,000	Term Loan, 12.77%, Maturing March 16, 2008	2,136,731
Dresser Rand Group, Inc.
804,742	Term Loan, 7.48%, Maturing October 29, 2011	809,469
DRS Technologies, Inc.
1,019,875	Term Loan, 6.81%, Maturing January 31, 2013	1,023,381
Hexcel Corp.
1,727,011	Term Loan, 7.13%, Maturing March 1, 2012	1,731,329
IAP Worldwide Services, Inc.
967,688	Term Loan, 8.44%, Maturing December 30, 2012	968,897
K&F Industries, Inc.
1,530,628	Term Loan, 7.32%, Maturing November 18, 2012	1,538,043
Spirit Aerosystems, Inc.
1,905,875	Term Loan, 7.57%, Maturing December 31, 2011	1,922,849
Standard Aero Holdings, Inc.
1,378,389	Term Loan, 7.61%, Maturing August 24, 2012	1,380,973
Transdigm, Inc.
1,625,000	Term Loan, 7.39%, Maturing June 23, 2013	1,636,984
Vought Aircraft Industries, Inc.
2,149,012	Term Loan, 7.88%, Maturing December 17, 2011	2,163,563
Wam Aquisition, S.A.
695,118	Term Loan, 8.12%, Maturing April 8, 2013	700,845
695,118	Term Loan, 8.62%, Maturing April 8, 2014	703,530
Wesco Aircraft Hardware Corp.
1,175,000	Term Loan, 7.58%, Maturing September 29, 2014	1,192,636
Wyle Laboratories, Inc.
265,608	Term Loan, 8.22%, Maturing January 28, 2011	267,102
		$18,725,496
Air Transport — 0.6%
Northwest Airlines, Inc.
$2,100,000	DIP Loan, 7.90%, Maturing August 21, 2008	$2,109,187
United Airlines, Inc.
199,000	Term Loan, 9.13%, Maturing February 1, 2012	202,482
1,393,000	Term Loan, 9.25%, Maturing February 1, 2012	1,417,377
		$3,729,046
Automotive — 7.1%
Accuride Corp.
$2,489,617	Term Loan, 7.44%, Maturing January 31, 2012	$2,497,397

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
AE Europe Group, LLC
$811,786	Term Loan, 8.57%, Maturing October 11, 2011	$812,800
Affina Group, Inc.
1,440,285	Term Loan, 8.38%, Maturing November 30, 2011	1,447,937
Axletech International Holding, Inc.
1,750,000	Term Loan, 11.87%, Maturing April 21, 2013	1,766,042
Collins & Aikman Products Co.
1,046,120	Term Loan, 11.75%, Maturing August 31, 2009(4)	380,526
148,319	Revolving Loan, 11.75%, Maturing August 31, 2009(4)	54,322
CSA Acquisition Corp.
1,495,521	Term Loan, 7.88%, Maturing December 23, 2011	1,498,793
496,250	Term Loan, 7.88%, Maturing December 23, 2012	496,622
Dana Corp.
1,050,000	DIP Loan, 7.65%, Maturing April 13, 2008	1,051,575
Dayco Products, LLC
2,019,938	Term Loan, 8.02%, Maturing June 21, 2011	2,037,192
Exide Technologies, Inc.
1,207,488	Term Loan, 11.75%, Maturing May 5, 2010	1,267,863
Federal-Mogul Corp.
2,915,607	Revolving Loan, 7.07%, Maturing December 9, 2006(2)	2,838,551
Goodyear Tire & Rubber Co.
880,000	Term Loan, 5.23%, Maturing April 30, 2010	882,828
2,950,000	Term Loan, 8.14%, Maturing April 30, 2010	2,977,394
1,000,000	Term Loan, 8.89%, Maturing March 1, 2011	1,014,583
HLI Operating Co., Inc.
1,801,023	Term Loan, 8.96%, Maturing June 3, 2009	1,812,279
Insurance Auto Auctions, Inc.
779,891	Term Loan, 7.90%, Maturing May 19, 2012(2)	784,766
Key Automotive Group
1,091,590	Term Loan, 8.85%, Maturing June 29, 2010	1,103,870
Keystone Automotive Operations, Inc.
1,612,813	Term Loan, 7.86%, Maturing October 30, 2010	1,615,837
R.J. Tower Corp.
1,725,000	DIP Revolving Loan, 8.94%, Maturing February 2, 2007	1,674,328
Tenneco Automotive, Inc.
1,994,254	Term Loan, 7.40%, Maturing December 12, 2009	2,005,783
1,656,896	Term Loan, 7.31%, Maturing December 12, 2010	1,666,474
The Hertz Corp.
400,000	Term Loan, 5.39%, Maturing December 21, 2012	403,450
3,178,056	Term Loan, 7.65%, Maturing December 21, 2012	3,205,467
Trimas Corp.
234,375	Term Loan, 8.07%, Maturing August 2, 2011	236,133
1,015,625	Term Loan, 8.25%, Maturing August 2, 2013	1,023,242

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Automotive (continued)
TRW Automotive, Inc.
$4,517,405	Term Loan, 7.19%, Maturing June 30, 2012	$4,513,172
United Components, Inc.
1,586,029	Term Loan, 7.70%, Maturing June 30, 2010	1,595,942
Vanguard Car Rental USA
1,496,000	Term Loan, 8.35%, Maturing June 14, 2013	1,508,716
		$44,173,884
Beverage and Tobacco — 2.6%
Alliance One International, Inc.
$674,700	Term Loan, 8.82%, Maturing May 13, 2010	$683,134
Constellation Brands, Inc.
5,083,333	Term Loan, 6.93%, Maturing June 5, 2013	5,109,985
Culligan International Co.
935,103	Term Loan, 7.07%, Maturing September 30, 2011	938,903
Le-Nature's, Inc.
1,100,000	Term Loan, 9.39%, Maturing March 1, 2011(3)	935,000
National Dairy Holdings, L.P.
733,143	Term Loan, 7.32%, Maturing March 15, 2012	735,892
National Distribution Co.
690,800	Term Loan, 11.82%, Maturing June 22, 2010	692,527
Reynolds American, Inc.
2,942,625	Term Loan, 7.31%, Maturing May 31, 2012	2,962,626
Southern Wine & Spirits of America, Inc.
3,742,433	Term Loan, 6.87%, Maturing May 31, 2012	3,755,299
Sunny Delight Beverages Co.
378,473	Term Loan, 11.39%, Maturing August 20, 2010	374,334
		$16,187,700
Building and Development — 8.8%
AP-Newkirk Holdings, LLC
$1,617,776	Term Loan, 7.82%, Maturing December 21, 2007	$1,620,305
Biomed Realty, L.P.
3,055,000	Term Loan, 7.57%, Maturing May 31, 2010	3,047,362
Capital Automotive (REIT)
1,294,241	Term Loan, 7.08%, Maturing December 16, 2010	1,301,572
DMB / CH II, LLC
166,667	Term Loan, 7.82%, Maturing September 9, 2009	167,083
Epco / Fantome, LLC
1,525,000	Term Loan, 8.37%, Maturing November 23, 2010	1,532,625
Formica Corp.
1,019,875	Term Loan, 8.49%, Maturing March 15, 2013	1,019,557
FT-FIN Acquisition, LLC
1,229,345	Term Loan, 7.36%, Maturing November 17, 2007(2)	1,232,419

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
Gables GP, Inc.
$105,158	Term Loan, 7.07%, Maturing December 31, 2006	$105,366
General Growth Properties, Inc.
2,000,000	Term Loan, 6.57%, Maturing February 24, 2011	1,988,462
Hovstone Holdings, LLC
1,230,000	Term Loan, 7.37%, Maturing February 28, 2009	1,211,550
Kyle Acquisition Group, LLC
730,712	Term Loan, 8.25%, Maturing July 20, 2010	730,712
Landsource Communities, LLC
6,011,000	Term Loan, 7.88%, Maturing March 31, 2010	5,907,058
Lanoga Corp.
1,246,875	Term Loan, 7.12%, Maturing June 29, 2013	1,244,796
LNR Property Corp.
2,800,000	Term Loan, 8.22%, Maturing July 3, 2011	2,813,709
MAAX Corp.
689,224	Term Loan, 8.38%, Maturing June 4, 2011	685,778
Mattamy Funding Partnership
498,750	Term Loan, 7.69%, Maturing April 11, 2013	497,191
Mueller Group, Inc.
2,683,601	Term Loan, 7.39%, Maturing October 3, 2012	2,701,772
NCI Building Systems, Inc.
594,000	Term Loan, 6.84%, Maturing June 18, 2010	594,371
Newkirk Master, L.P.
3,702,716	Term Loan, 7.07%, Maturing August 11, 2008	3,708,503
Nortek, Inc.
2,739,075	Term Loan, 7.32%, Maturing August 27, 2011	2,735,652
November 2005 Land Investors
995,000	Term Loan, 8.12%, Maturing May 9, 2011	965,150
Panolam Industries Holdings, Inc.
578,675	Term Loan, 8.12%, Maturing September 30, 2012	581,569
Ply Gem Industries, Inc.
1,666,625	Term Loan, 8.40%, Maturing August 15, 2011	1,665,583
Rubicon GSA II, LLC
2,350,000	Term Loan, 8.07%, Maturing July 31, 2008	2,350,000
South Edge, LLC
787,500	Term Loan, 7.38%, Maturing October 31, 2009	768,797
Stile Acquisition Corp.
2,127,026	Term Loan, 7.38%, Maturing April 6, 2013	2,082,658
Stile U.S. Acquisition Corp.
2,130,649	Term Loan, 7.38%, Maturing April 6, 2013	2,086,206
TE / Tousa Senior, LLC
1,575,000	Term Loan, 8.25%, Maturing August 1, 2008	1,211,962

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Building and Development (continued)
Tousa/Kolter, LLC
$2,070,000	Term Loan, 7.62%, Maturing January 7, 2008(2)	$2,072,587
TRU 2005 RE Holding Co.
4,100,000	Term Loan, 8.32%, Maturing December 9, 2008	4,112,812
Trustreet Properties, Inc.
1,465,000	Term Loan, 7.32%, Maturing April 8, 2010	1,468,662
United Subcontractors, Inc.
825,000	Term Loan, 12.86%, Maturing June 27, 2013	800,250
		$55,012,079
Business Equipment and Services — 8.6%
Acco Brands Corp.
$1,319,863	Term Loan, 7.14%, Maturing August 17, 2012	$1,325,637
Activant Solutions, Inc.
771,125	Term Loan, 7.50%, Maturing May 1, 2013	767,269
Affiliated Computer Services
818,813	Term Loan, 7.39%, Maturing March 20, 2013	821,243
2,169,563	Term Loan, 7.40%, Maturing March 20, 2013	2,175,798
Affinion Group, Inc.
2,086,046	Term Loan, 8.17%, Maturing October 17, 2012	2,100,063
Alix Partners LLP
1,050,000	Term Loan, 7.88%, Maturing October 12, 2013	1,056,562
Allied Security Holdings, LLC
1,294,091	Term Loan, 8.37%, Maturing June 30, 2010	1,305,414
Buhrmann US, Inc.
3,107,485	Term Loan, 7.18%, Maturing December 31, 2010	3,117,196
DynCorp International, LLC
1,211,550	Term Loan, 7.75%, Maturing February 11, 2011	1,219,122
Gate Gourmet Borrower, LLC
1,642,666	Term Loan, 8.12%, Maturing March 9, 2012	1,661,806
Info USA, Inc.
620,313	Term Loan, 7.07%, Maturing February 14, 2012	619,537
Iron Mountain, Inc.
2,286,358	Term Loan, 7.16%, Maturing April 2, 2011	2,292,074
Language Line, Inc.
2,357,609	Term Loan, 9.63%, Maturing June 11, 2011	2,374,923
Mitchell International, Inc.
709,417	Term Loan, 7.37%, Maturing August 15, 2011	712,078
N.E.W. Holdings I, LLC
770,000	Term Loan, 12.35%, Maturing February 8, 2014	785,400
523,688	Term Loan, 8.11%, Maturing August 8, 2014	527,124
Nielsen Finance, LLC
6,925,000	Term Loan, 8.19%, Maturing August 9, 2013	6,958,005

Principal Amount	Borrower/Tranche Description	Value
Business Equipment and Services (continued)
Protection One, Inc.
$914,344	Term Loan, 7.86%, Maturing March 31, 2012	$918,344
Quantum Corp.
450,000	Term Loan, 9.44%, Maturing August 22, 2012	450,562
Quintiles Transnational Corp.
1,700,000	Term Loan, 9.37%, Maturing March 31, 2014	1,731,078
Serena Software, Inc.
562,500	Term Loan, 7.62%, Maturing March 10, 2013	563,414
Sungard Data Systems, Inc.
12,936,250	Term Loan, 8.00%, Maturing February 11, 2013	13,073,154
TDS Investor Corp.
3,025,001	Term Loan, 8.37%, Maturing August 23, 2013	3,037,965
Transaction Network Services, Inc.
783,819	Term Loan, 7.39%, Maturing May 4, 2012	783,819
US Investigations Services, Inc.
1,185,154	Term Loan, 7.89%, Maturing October 14, 2012	1,191,821
543,989	Term Loan, 7.89%, Maturing October 14, 2013	546,709
Western Inventory Services
975,016	Term Loan, 7.82%, Maturing March 31, 2011	979,891
Williams Scotsman, Inc.
750,000	Term Loan, 6.82%, Maturing June 27, 2010	748,125
		$53,844,133
Cable and Satellite Television — 7.9%
Atlantic Broadband Finance, LLC
$4,272,962	Term Loan, 8.14%, Maturing February 10, 2011	$4,331,715
Bragg Communications, Inc.
1,029,000	Term Loan, 7.08%, Maturing August 31, 2011	1,031,572
Bresnan Broadband Holdings, LLC
1,200,000	Term Loan, 9.91%, Maturing March 29, 2014	1,229,500
Cequel Communications, LLC
1,550,000	Term Loan, 9.99%, Maturing May 5, 2014	1,545,317
2,979,762	Term Loan, 11.49%, Maturing May 5, 2014	2,961,759
Charter Communications Operating, LLC
12,118,808	Term Loan, 8.01%, Maturing April 28, 2013	12,236,966
CSC Holdings, Inc.
2,985,000	Term Loan, 7.15%, Maturing March 29, 2013	2,986,200
Insight Midwest Holdings, LLC
1,331,250	Term Loan, 0.00%, Maturing April 6, 2014(2)	1,341,754
3,993,750	Term Loan, 7.57%, Maturing April 6, 2014	4,025,261
Mediacom Broadband Group
5,895,450	Term Loan, 6.98%, Maturing January 31, 2015	5,878,872
Mediacom Illinois, LLC
2,784,750	Term Loan, 7.22%, Maturing January 31, 2015	2,780,896

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Cable and Satellite Television (continued)
NTL Investment Holdings, Ltd.
$2,492,490	Term Loan, 7.32%, Maturing March 30, 2013	$2,508,068
Persona Communications Corp.
354,378	Term Loan, 0.00%, Maturing October 12, 2013(2)	356,593
570,622	Term Loan, 8.12%, Maturing October 12, 2013	574,189
825,000	Term Loan, 11.37%, Maturing April 12, 2014	830,156
UGS Corp.
2,203,138	Term Loan, 7.13%, Maturing March 31, 2012	2,203,596
UPC Broadband Holding B.V.
1,195,000	Term Loan, 7.64%, Maturing March 31, 2013	1,196,440
1,195,000	Term Loan, 7.64%, Maturing December 31, 2013	1,196,227
		$49,215,081
Chemicals and Plastics — 9.6%
Basell Af S.A.R.L.
$375,000	Term Loan, 7.60%, Maturing August 1, 2013	$379,922
375,000	Term Loan, 8.35%, Maturing August 1, 2014	379,922
Brenntag Holding GmbH and Co. KG
1,900,000	Term Loan, 8.08%, Maturing December 23, 2013	1,919,466
1,000,000	Term Loan, 12.08%, Maturing December 23, 2015	1,024,531
Celanese Holdings, LLC
4,150,180	Term Loan, 7.37%, Maturing June 4, 2011	4,178,343
Gentek, Inc.
551,362	Term Loan, 7.37%, Maturing February 25, 2011	554,464
669,630	Term Loan, 9.62%, Maturing February 28, 2012	676,493
Georgia Gulf Corp.
1,500,000	Term Loan, 7.32%, Maturing October 3, 2013	1,509,063
Hercules, Inc.
862,875	Term Loan, 6.87%, Maturing October 8, 2010	864,061
Hexion Specialty Chemicals, Inc.
805,520	Term Loan, 7.37%, Maturing May 5, 2013	804,441
3,708,168	Term Loan, 7.38%, Maturing May 5, 2013	3,703,203
Huntsman, LLC
5,507,865	Term Loan, 7.07%, Maturing August 16, 2012	5,511,313
Ineos Group
1,625,000	Term Loan, 7.61%, Maturing December 14, 2013	1,646,497
1,625,000	Term Loan, 8.11%, Maturing December 14, 2014	1,646,497
Innophos, Inc.
713,530	Term Loan, 7.57%, Maturing August 10, 2010	716,875
Invista B.V.
2,523,638	Term Loan, 6.88%, Maturing April 29, 2011	2,524,428
1,337,714	Term Loan, 6.88%, Maturing April 29, 2011	1,338,133
ISP Chemo, Inc.
2,189,000	Term Loan, 7.45%, Maturing February 16, 2013	2,198,772

Principal Amount	Borrower/Tranche Description	Value
Chemicals and Plastics (continued)
Kranton Polymers, LLC
$3,258,534	Term Loan, 7.38%, Maturing May 12, 2013	$3,272,790
Lucite International Group Holdings
214,122	Term Loan, 0.00%, Maturing July 7, 2013(2)	215,931
609,351	Term Loan, 8.07%, Maturing July 7, 2013	614,500
Lyondell Chemical Co.
4,000,000	Term Loan, 7.11%, Maturing August 16, 2013	4,025,416
Mosaic Co.
1,418,400	Term Loan, 6.99%, Maturing February 21, 2012	1,419,464
Nalco Co.
5,838,178	Term Loan, 7.16%, Maturing November 4, 2010	5,861,397
PQ Corp.
1,257,728	Term Loan, 7.38%, Maturing February 10, 2012	1,263,230
Professional Paint, Inc.
723,188	Term Loan, 7.63%, Maturing May 31, 2012	724,543
350,000	Term Loan, 11.38%, Maturing May 31, 2013	353,063
Rockwood Specialties Group, Inc.
4,383,250	Term Loan, 7.38%, Maturing December 10, 2012	4,409,002
Solo Cup Co.
2,645,013	Term Loan, 8.61%, Maturing February 27, 2011	2,661,751
550,000	Term Loan, 11.37%, Maturing March 31, 2012	564,438
Solutia, Inc.
750,000	DIP Loan, 8.96%, Maturing March 31, 2007	752,813
Wellman, Inc.
2,250,000	Term Loan, 9.49%, Maturing February 10, 2009	2,261,954
		$59,976,716
Clothing / Textiles — 0.8%
Hanesbrands, Inc.
$1,800,000	Term Loan, 7.68%, Maturing September 5, 2013	$1,817,550
850,000	Term Loan, 9.19%, Maturing March 5, 2014	872,465
Propex Fabrics, Inc.
931,875	Term Loan, 7.63%, Maturing July 31, 2012	934,205
St. John Knits International, Inc.
609,910	Term Loan, 9.32%, Maturing March 23, 2012	606,860
The William Carter Co.
726,863	Term Loan, 6.87%, Maturing July 14, 2012	726,522
		$4,957,602
Conglomerates — 2.7%
Amsted Industries, Inc.
$1,732,430	Term Loan, 7.37%, Maturing October 15, 2010	$1,740,009
Blount, Inc.
343,887	Term Loan, 7.10%, Maturing August 9, 2010	344,961

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Conglomerates (continued)
Education Management, LLC
$1,546,125	Term Loan, 7.88%, Maturing June 1, 2013	$1,558,494
Euramax International, Inc.
608,052	Term Loan, 8.19%, Maturing June 28, 2012	611,852
750,000	Term Loan, 12.37%, Maturing June 28, 2013	755,625
Goodman Global Holdings, Inc.
1,062,982	Term Loan, 7.25%, Maturing December 23, 2011	1,062,539
Jarden Corp.
1,503,550	Term Loan, 7.12%, Maturing January 24, 2012	1,503,926
2,668,323	Term Loan, 7.37%, Maturing January 24, 2012	2,676,454
Johnson Diversey, Inc.
1,718,335	Term Loan, 7.97%, Maturing December 16, 2011	1,734,176
Polymer Group, Inc.
2,555,688	Term Loan, 7.61%, Maturing November 22, 2012	2,561,011
Rexnord Corp.
1,375,000	Term Loan, 7.88%, Maturing July 19, 2013	1,384,453
RGIS Holdings, LLC
1,141,464	Term Loan, 7.87%, Maturing February 15, 2013	1,141,108
		$17,074,608
Containers and Glass Products — 4.8%
Bluegrass Container Co.
$1,266,825	Term Loan, 7.60%, Maturing June 30, 2013	$1,280,087
379,050	Term Loan, 8.00%, Maturing June 30, 2013	383,018
284,848	Term Loan, 10.00%, Maturing December 30, 2013	288,721
890,152	Term Loan, 10.32%, Maturing December 30, 2013	902,252
Consolidated Container Holding, LLC
1,173,000	Term Loan, 8.63%, Maturing December 15, 2008	1,178,865
Crown Americas, Inc.
625,000	Term Loan, 7.07%, Maturing November 15, 2012	626,758
Graham Packaging Holdings Co.
373,101	Term Loan, 7.69%, Maturing October 7, 2011	375,300
4,323,000	Term Loan, 7.73%, Maturing October 7, 2011	4,348,475
1,428,571	Term Loan, 9.69%, Maturing April 7, 2012	1,442,411
Graphic Packaging International, Inc.
5,427,325	Term Loan, 7.88%, Maturing August 8, 2010	5,496,621
IPG (US), Inc.
2,141,300	Term Loan, 7.64%, Maturing July 28, 2011	2,143,977
JSG Acquisitions
1,845,000	Term Loan, 7.75%, Maturing December 31, 2013	1,859,415
1,845,000	Term Loan, 8.25%, Maturing December 13, 2014	1,868,640
Kranson Industries, Inc.
850,000	Term Loan, 8.17%, Maturing July 31, 2013	854,781
Owens-Brockway Glass Container
1,625,000	Term Loan, 7.07%, Maturing June 14, 2013	1,628,859

Principal Amount	Borrower/Tranche Description	Value
Containers and Glass Products (continued)
Smurfit-Stone Container Corp.
$589,195	Term Loan, 7.62%, Maturing November 1, 2011	$593,580
668,250	Term Loan, 7.63%, Maturing November 1, 2011	673,224
2,784,412	Term Loan, 7.66%, Maturing November 1, 2011	2,805,137
1,470,494	Term Loan, 7.67%, Maturing November 1, 2011	1,481,439
		$30,231,560
Cosmetics / Toiletries — 0.6%
American Safety Razor Co.
$900,000	Term Loan, 11.72%, Maturing July 31, 2014	$918,000
Prestige Brands, Inc.
1,755,000	Term Loan, 7.71%, Maturing April 7, 2011	1,765,604
Revlon Consumer Products Corp.
942,614	Term Loan, 11.44%, Maturing July 9, 2010	967,750
		$3,651,354
Drugs — 0.8%
Patheon, Inc.
$1,787,872	Term Loan, 9.57%, Maturing December 14, 2011	$1,753,232
Warner Chilcott Corp.
800,399	Term Loan, 7.87%, Maturing January 18, 2012	805,430
2,723,247	Term Loan, 7.93%, Maturing January 18, 2012	2,740,755
		$5,299,417
Ecological Services and Equipment — 2.2%
Alderwoods Group, Inc.
$206,089	Term Loan, 7.32%, Maturing August 19, 2010	$206,390
Allied Waste Industries, Inc.
1,297,702	Term Loan, 5.33%, Maturing January 15, 2012	1,299,932
3,270,420	Term Loan, 7.15%, Maturing January 15, 2012	3,275,293
Duratek, Inc.
591,178	Term Loan, 7.76%, Maturing June 7, 2013	596,536
Energysolutions, LLC
62,107	Term Loan, 7.57%, Maturing June 7, 2013	62,670
1,304,825	Term Loan, 7.76%, Maturing June 7, 2013	1,316,651
Environmental Systems, Inc.
922,590	Term Loan, 8.88%, Maturing December 12, 2008	928,357
2,500,000	Term Loan, 15.37%, Maturing December 12, 2010	2,562,500
IESI Corp.
970,588	Term Loan, 7.13%, Maturing January 20, 2012	972,105
Sensus Metering Systems, Inc.
2,373,913	Term Loan, 7.45%, Maturing December 17, 2010	2,373,913
315,326	Term Loan, 7.50%, Maturing December 17, 2010	315,326
		$13,909,673

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Electronics / Electrical — 4.4%
Advanced Micro Devices, Inc.
$2,725,000	Term Loan, 7.57%, Maturing December 31, 2013	$2,725,000
AMI Semiconductor, Inc.
2,060,894	Term Loan, 6.82%, Maturing April 1, 2012	2,054,454
Aspect Software, Inc.
2,025,000	Term Loan, 8.44%, Maturing July 11, 2011	2,032,847
1,800,000	Term Loan, 12.38%, Maturing July 11, 2013	1,807,501
Communications & Power, Inc.
482,716	Term Loan, 7.57%, Maturing July 23, 2010	484,828
Enersys Capital, Inc.
1,075,250	Term Loan, 7.45%, Maturing March 17, 2011	1,080,626
Epicor Software Corp.
373,125	Term Loan, 7.83%, Maturing March 30, 2012	374,757
FCI International S.A.S.
425,000	Term Loan, 8.33%, Maturing November 1, 2013	428,610
425,000	Term Loan, 8.83%, Maturing November 1, 2013	429,693
Infor Enterprise Solutions Holdings
4,025,000	Term Loan, 9.12%, Maturing July 28, 2012	4,061,056
1,380,000	Term Loan, 9.12%, Maturing July 28, 2012	1,392,362
Network Solutions, LLC
957,763	Term Loan, 10.37%, Maturing January 9, 2012	969,735
Open Solutions, Inc.
1,050,000	Term Loan, 11.90%, Maturing March 3, 2012	1,076,250
Rayovac Corp.
3,453,516	Term Loan, 8.39%, Maturing February 7, 2012	3,467,699
Security Co., Inc.
977,527	Term Loan, 8.63%, Maturing June 28, 2010	984,859
1,000,000	Term Loan, 12.88%, Maturing June 28, 2011	1,012,500
Sensata Technologies Finance Co.
798,000	Term Loan, 7.13%, Maturing April 27, 2013	794,134
Telcordia Technologies, Inc.
2,692,762	Term Loan, 8.15%, Maturing September 15, 2012	2,596,833
Vertafore, Inc.
850,000	Term Loan, 11.42%, Maturing January 31, 2013	864,521
		$27,245,903
Equipment Leasing — 1.0%
Awas Capital, Inc.
$2,508,656	Term Loan, 11.44%, Maturing March 22, 2013	$2,533,742
United Rentals, Inc.
1,121,250	Term Loan, 6.00%, Maturing February 14, 2011	1,126,272
2,476,094	Term Loan, 7.32%, Maturing February 14, 2011	2,487,184
		$6,147,198

Principal Amount	Borrower/Tranche Description	Value
Farming / Agriculture — 0.3%
Central Garden & Pet Co.
$2,064,625	Term Loan, 6.82%, Maturing February 28, 2014	$2,066,776
		$2,066,776
Financial Intermediaries — 3.4%
AIMCO Properties, L.P.
$3,300,000	Term Loan, 6.91%, Maturing March 23, 2011	$3,308,250
Ameritrade Holding Corp.
3,753,528	Term Loan, 6.82%, Maturing December 31, 2012	3,756,265
Citgo III, Ltd.
250,000	Term Loan, 8.14%, Maturing August 3, 2013	251,953
250,000	Term Loan, 8.64%, Maturing August 3, 2014	252,891
Coinstar, Inc.
524,689	Term Loan, 7.37%, Maturing July 7, 2011	528,296
Fidelity National Information Solutions, Inc.
6,327,475	Term Loan, 7.07%, Maturing March 9, 2013	6,349,444
IPayment, Inc.
945,250	Term Loan, 7.36%, Maturing May 10, 2013	945,250
LPL Holdings, Inc.
3,597,813	Term Loan, 8.30%, Maturing June 30, 2013	3,643,346
Oxford Acquisition III, Ltd.
1,250,000	Term loan, 7.69%, Maturing September 20, 2013	1,260,743
The Macerich Partnership, L.P.
1,210,000	Term Loan, 6.88%, Maturing April 25, 2010	1,207,731
		$21,504,169
Food Products — 3.3%
Acosta, Inc.
$2,344,125	Term Loan, 8.08%, Maturing July 28, 2013	$2,368,054
BF Bolthouse HoldCo, LLC
1,150,000	Term Loan, 10.87%, Maturing December 16, 2013	1,161,500
Chiquita Brands, LLC
1,175,125	Term Loan, 7.62%, Maturing June 28, 2012	1,175,308
Del Monte Corp.
1,513,594	Term Loan, 6.95%, Maturing February 8, 2012	1,517,649
Dole Food Company, Inc.
162,791	Term Loan, 5.24%, Maturing April 12, 2013	161,773
1,214,826	Term Loan, 7.47%, Maturing April 12, 2013	1,207,233
364,448	Term Loan, 7.55%, Maturing April 12, 2013	362,170
Michael Foods, Inc.
3,557,191	Term Loan, 7.54%, Maturing November 21, 2010	3,565,344
Pinnacle Foods Holdings Corp.
5,371,754	Term Loan, 7.37%, Maturing November 25, 2010	5,387,198

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Food Products (continued)
QCE Finance, LLC
$498,750	Term Loan, 7.63%, Maturing May 5, 2013	$497,859
950,000	Term Loan, 11.12%, Maturing November 5, 2013	965,675
Reddy Ice Group, Inc.
1,970,000	Term Loan, 7.12%, Maturing August 9, 2012	1,972,463
		$20,342,226
Food Service — 3.1%
AFC Enterprises, Inc.
$512,506	Term Loan, 7.63%, Maturing May 23, 2009	$515,068
Buffets, Inc.
418,182	Term Loan, 4.88%, Maturing June 28, 2009	419,750
1,821,878	Term Loan, 10.75%, Maturing June 28, 2009	1,828,710
Burger King Corp.
1,644,418	Term Loan, 6.88%, Maturing June 30, 2012	1,645,560
Carrols Corp.
2,162,672	Term Loan, 7.88%, Maturing December 31, 2010	2,172,944
CBRL Group, Inc.
1,988,966	Term Loan, 6.93%, Maturing April 27, 2013	1,985,982
CKE Restaurants, Inc.
243,478	Term Loan, 7.38%, Maturing May 1, 2010	244,391
Denny's, Inc.
607,939	Term Loan, 8.59%, Maturing September 21, 2009	610,472
Domino's, Inc.
6,088,457	Term Loan, 6.88%, Maturing June 25, 2010	6,093,529
Jack in the Box, Inc.
2,917,499	Term Loan, 6.88%, Maturing January 8, 2011	2,929,353
NPC International, Inc.
395,833	Term Loan, 7.10%, Maturing May 3, 2013	394,844
Nutro Products, Inc.
472,625	Term Loan, 7.37%, Maturing April 26, 2013	473,807
Sagittarius Restaurants, LLC
398,000	Term Loan, 7.62%, Maturing March 29, 2013	399,866
		$19,714,276
Food / Drug Retailers — 2.6%
Cumberland Farms, Inc.
$1,575,000	Term Loan, 7.37%, Maturing September 29, 2013	$1,582,875
General Nutrition Centers, Inc.
1,000,000	Revolving Loan, 0.00%, Maturing December 5, 2009(2)	972,500
1,002,872	Term Loan, 8.11%, Maturing December 5, 2009	1,011,961
Giant Eagle, Inc.
1,836,125	Term Loan, 6.90%, Maturing November 7, 2012	1,838,134

Principal Amount	Borrower/Tranche Description	Value
Food / Drug Retailers (continued)
Roundy's Supermarkets, Inc.
$3,399,313	Term Loan, 8.42%, Maturing November 3, 2011	$3,430,331
Sonic Corp.
648,000	Term Loan, 7.32%, Maturing September 22, 2013	650,430
Supervalu, Inc.
1,492,500	Term Loan, 7.19%, Maturing June 1, 2012	1,498,004
The Jean Coutu Group (PJC), Inc.
4,666,028	Term Loan, 7.94%, Maturing July 30, 2011	4,687,119
The Pantry, Inc.
794,000	Term Loan, 7.07%, Maturing January 2, 2012	796,730
		$16,468,084
Forest Products — 3.6%
Appleton Papers, Inc.
$1,614,435	Term Loan, 7.65%, Maturing June 11, 2010	$1,622,507
Boise Cascade Holdings, LLC
2,363,411	Term Loan, 7.11%, Maturing October 29, 2011	2,376,855
Buckeye Technologies, Inc.
2,359,072	Term Loan, 7.38%, Maturing April 15, 2010	2,361,037
Georgia-Pacific Corp.
8,783,625	Term Loan, 7.39%, Maturing December 20, 2012	8,839,129
2,675,000	Term Loan, 8.39%, Maturing December 23, 2013	2,712,512
NewPage Corp.
2,046,226	Term Loan, 8.36%, Maturing May 2, 2011	2,071,804
RLC Industries Co.
1,097,357	Term Loan, 6.82%, Maturing February 20, 2010	1,095,985
Xerium Technologies, Inc.
1,363,729	Term Loan, 7.62%, Maturing May 18, 2012	1,362,025
		$22,441,854
Healthcare — 9.7%
Accellent, Inc.
$347,375	Term Loan, 7.40%, Maturing November 22, 2012	$348,243
Alliance Imaging, Inc.
1,091,604	Term Loan, 7.94%, Maturing December 29, 2011	1,094,675
American Medical Systems
1,700,000	Term Loan, 7.81%, Maturing July 20, 2012	1,702,125
Ameripath, Inc.
865,650	Term Loan, 7.39%, Maturing October 31, 2012	867,057
AMN Healthcare, Inc.
444,664	Term Loan, 7.12%, Maturing November 2, 2011	446,193
AMR HoldCo, Inc.
1,151,460	Term Loan, 7.28%, Maturing February 10, 2012	1,153,619

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
Caremore Holdings, Inc.
$895,500	Term Loan, 8.62%, Maturing February 28, 2013	$900,817
Carl Zeiss Topco GMBH
368,333	Term Loan, 8.12%, Maturing February 28, 2013	371,556
736,667	Term Loan, 8.62%, Maturing February 28, 2014	746,796
375,000	Term Loan, 10.87%, Maturing August 31, 2014	380,578
Community Health Systems, Inc.
7,096,641	Term Loan, 7.15%, Maturing August 19, 2011	7,108,677
Concentra Operating Corp.
2,237,799	Term Loan, 7.62%, Maturing September 30, 2011	2,250,736
Conmed Corp.
1,094,500	Term Loan, 7.32%, Maturing April 13, 2013	1,095,868
CRC Health Corp.
497,500	Term Loan, 7.62%, Maturing February 6, 2013	498,122
Davita, Inc.
6,453,610	Term Loan, 7.43%, Maturing October 5, 2012	6,493,080
DJ Orthopedics, LLC
332,250	Term Loan, 6.88%, Maturing April 7, 2013	331,835
Encore Medical IHC, Inc.
1,388,699	Term Loan, 8.30%, Maturing October 4, 2010	1,392,171
FGX International, Inc.
600,000	Term Loan, 9.39%, Maturing December 12, 2012	597,000
333,000	Term Loan, 13.14%, Maturing December 9, 2013	316,350
FHC Health Systems, Inc.
928,571	Term Loan, 11.40%, Maturing December 18, 2009	963,393
650,000	Term Loan, 13.40%, Maturing December 18, 2009	674,375
500,000	Term Loan, 14.40%, Maturing February 7, 2011	518,750
Fresenius Medical Care Holdings
3,756,125	Term Loan, 6.75%, Maturing March 31, 2013	3,737,604
Hanger Orthopedic Group, Inc.
723,188	Term Loan, 7.87%, Maturing May 30, 2013	726,653
HealthSouth Corp.
2,119,688	Term Loan, 8.62%, Maturing March 10, 2013	2,130,875
Kinetic Concepts, Inc.
1,493,589	Term Loan, 7.12%, Maturing October 3, 2009	1,497,790
La Petite Academy, Inc.
700,000	Term Loan, 10.04%, Maturing August 21, 2012	704,813
Leiner Health Products, Inc.
972,613	Term Loan, 8.88%, Maturing May 27, 2011	978,286
Lifecare Holdings, Inc.
866,250	Term Loan, 7.57%, Maturing August 11, 2012	800,198
Lifepoint Hospitals, Inc.
3,937,182	Term Loan, 6.95%, Maturing April 15, 2012	3,924,386

Principal Amount	Borrower/Tranche Description	Value
Healthcare (continued)
Magellan Health Services, Inc.
$1,111,111	Term Loan, 5.20%, Maturing August 15, 2008	$1,113,889
972,222	Term Loan, 7.17%, Maturing August 15, 2008	974,653
Matria Healthcare, Inc.
500,000	Term Loan, 12.15%, Maturing January 19, 2007	510,000
171,548	Term Loan, 7.63%, Maturing January 19, 2012	172,084
Multiplan Merger Corp.
970,735	Term Loan, 7.85%, Maturing April 12, 2013	973,162
National Mentor Holdings, Inc.
61,600	Term Loan, 5.32%, Maturing June 29, 2013	61,908
1,035,804	Term Loan, 7.87%, Maturing June 29, 2013	1,040,983
National Rental Institutes, Inc.
872,813	Term Loan, 7.59%, Maturing March 31, 2013	873,904
PER-SE Technologies, Inc.
885,057	Term Loan, 7.57%, Maturing January 6, 2013	890,313
Renal Advantage, Inc.
346,607	Term Loan, 7.89%, Maturing October 5, 2012	349,424
Select Medical Holding Corp.
2,165,787	Term Loan, 7.15%, Maturing February 24, 2012	2,128,293
Sheridan Healthcare, Inc.
73,260	Term Loan, 0.00%, Maturing November 9, 2011(2)	73,810
426,740	Term Loan, 8.35%, Maturing November 9, 2011	429,940
Sunrise Medical Holdings, Inc.
968,577	Term Loan, 8.89%, Maturing May 13, 2010	966,156
Talecris Biotherapeutics, Inc.
994,850	Term Loan, 8.64%, Maturing March 31, 2010	999,824
437,500	Term Loan, 8.89%, Maturing May 31, 2010	437,500
Vanguard Health Holding Co., LLC
2,198,613	Term Loan, 7.87%, Maturing September 23, 2011	2,203,424
VWR International, Inc.
1,568,052	Term Loan, 7.63%, Maturing April 7, 2011	1,572,463
		$60,524,351
Home Furnishings — 1.1%
Interline Brands, Inc.
$769,810	Term Loan, 7.11%, Maturing June 23, 2013	$771,253
1,000,753	Term Loan, 7.12%, Maturing June 23, 2013	1,002,629
Knoll, Inc.
1,644,389	Term Loan, 7.12%, Maturing October 3, 2012	1,654,154
National Bedding Co., LLC
550,000	Term Loan, 10.37%, Maturing August 31, 2012	555,156
Simmons Co.
$2,889,682	Term Loan, 7.17%, Maturing December 19, 2011	$2,911,806
		$6,894,998

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Industrial Equipment — 1.8%
Aearo Technologies, Inc.
$400,000	Term Loan, 11.87%, Maturing September 24, 2013	$406,000
Alliance Laundry Holdings, LLC
874,404	Term Loan, 7.57%, Maturing January 27, 2012	880,689
Douglas Dynamics Holdings, Inc.
861,611	Term Loan, 7.12%, Maturing December 16, 2010	859,456
Flowserve Corp.
2,012,991	Term Loan, 6.88%, Maturing August 10, 2012	2,017,080
Gleason Corp.
650,000	Term Loan, 7.91%, Maturing June 30, 2013	654,875
400,000	Term Loan, 10.94%, Maturing December 31, 2013	405,000
John Maneely Co.
394,231	Term Loan, 8.37%, Maturing March 24, 2013	398,296
Maxim Crane Works, L.P.
1,038,290	Term Loan, 7.33%, Maturing January 28, 2010	1,042,184
Nacco Materials Handling Group, Inc.
623,438	Term Loan, 7.36%, Maturing March 22, 2013	622,658
PP Acquisition Corp.
2,484,409	Term Loan, 8.32%, Maturing November 12, 2011	2,504,078
Terex Corp.
723,188	Term Loan, 7.12%, Maturing July 13, 2013	725,899
TFS Acquisition Corp.
700,000	Term Loan, 8.92%, Maturing August 11, 2013	705,250
		$11,221,465
Insurance — 1.2%
Applied Systems, Inc.
$1,350,000	Term Loan, 8.17%, Maturing September 26, 2013	$1,357,173
ARG Holding, Inc.
1,250,000	Term Loan, 12.62%, Maturing November 30, 2012	1,265,625
CCC Information Services Group
700,000	Term Loan, 7.87%, Maturing February 10, 2013	703,938
Conseco, Inc.
2,775,000	Term Loan, 7.32%, Maturing October 10, 2013	2,785,406
U.S.I. Holdings Corp.
225,000	Term Loan, 0.00%, Maturing March 24, 2011(2)	226,125
1,396,816	Term Loan, 7.69%, Maturing March 24, 2011	1,403,800
		$7,742,067
Leisure Goods / Activities / Movies — 8.6%
24 Hour Fitness Worldwide, Inc.
$1,666,625	Term Loan, 7.99%, Maturing June 8, 2012	$1,679,125
Alliance Atlantis Communications, Inc.
615,625	Term Loan, 6.87%, Maturing December 31, 2011	616,266

Principal Amount	Borrower/Tranche Description	Value
Leisure Goods / Activities / Movies (continued)
AMC Entertainment, Inc.
$1,860,938	Term Loan, 7.45%, Maturing January 26, 2013	$1,878,045
AMF Bowling Worldwide, Inc.
1,184,179	Term Loan, 8.43%, Maturing August 27, 2009	1,193,800
Bombardier Recreational Product
2,000,000	Term Loan, 8.13%, Maturing June 28, 2013	2,000,000
Butterfly Wendel US, Inc.
300,000	Term Loan, 8.15%, Maturing June 22, 2013	304,172
300,000	Term Loan, 7.90%, Maturing June 22, 2014	302,672
Cedar Fair, L.P.
3,042,375	Term Loan, 7.87%, Maturing August 30, 2012	3,079,215
Cinemark, Inc.
3,650,000	Term Loan, 7.32%, Maturing October 5, 2013	3,677,090
Deluxe Entertainment Services
894,167	Term Loan, 9.12%, Maturing January 28, 2011	927,698
Easton-Bell Sports, Inc.
547,250	Term Loan, 7.12%, Maturing March 16, 2012	548,618
Fender Musical Instruments Co.
705,000	Term Loan, 11.38%, Maturing October 1, 2012	712,050
Mega Blocks, Inc.
1,629,375	Term Loan, 7.19%, Maturing July 26, 2012	1,633,448
Metro-Goldwyn-Mayer Holdings, Inc.
9,019,675	Term Loan, 8.62%, Maturing April 8, 2012	8,919,006
Regal Cinemas Corp.
4,050,001	Term Loan, 7.12%, Maturing November 10, 2010	4,048,915
Six Flags Theme Parks, Inc.
7,744,365	Term Loan, 8.66%, Maturing June 30, 2009	7,839,357
Southwest Sports Group, LLC
1,875,000	Term Loan, 7.88%, Maturing December 22, 2010	1,875,587
Universal City Development Partners, Ltd.
1,721,345	Term Loan, 7.39%, Maturing June 9, 2011	1,728,876
WMG Acquisition Corp.
875,000	Revolving Loan, 0.00%, Maturing February 28, 2010(2)	851,156
9,839,970	Term Loan, 7.37%, Maturing February 28, 2011	9,888,559
		$53,703,655
Lodging and Casinos — 4.2%
Ameristar Casinos, Inc.
$1,091,750	Term Loan, 6.90%, Maturing November 10, 2012	$1,093,115
Bally Technologies, Inc.
4,894,206	Term Loan, 9.33%, Maturing September 5, 2009	4,911,541
CCM Merger, Inc.
2,457,660	Term Loan, 7.38%, Maturing April 25, 2012	2,458,888
Columbia Entertainment Co.
300,536	Term Loan, 7.82%, Maturing October 24, 2011	302,038

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Lodging and Casinos (continued)
Fairmont Hotels and Resorts, Inc.
$807,425	Term Loan, 8.57%, Maturing May 12, 2011	$814,490
Globalcash Access, LLC
730,897	Term Loan, 8.25%, Maturing March 10, 2010	730,897
Green Valley Ranch Gaming, LLC
1,228,126	Term Loan, 7.37%, Maturing December 31, 2010	1,230,429
Isle of Capri Casinos, Inc.
2,235,187	Term Loan, 7.18%, Maturing February 4, 2012	2,243,569
Penn National Gaming, Inc.
6,504,300	Term Loan, 7.13%, Maturing October 3, 2012	6,546,578
Pinnacle Entertainment, Inc.
625,000	Term Loan, 7.32%, Maturing December 14, 2011	627,422
Venetian Casino Resort, LLC
4,141,202	Term Loan, 7.12%, Maturing June 15, 2011	4,156,083
VML US Finance, LLC
441,667	Term Loan, 0.00%, Maturing May 25, 2012(2)	441,482
883,333	Term Loan, 8.12%, Maturing May 25, 2013	890,165
		$26,446,699
Nonferrous Metals / Minerals — 1.8%
Almatis Holdings 5 BV
$325,000	Term Loan, 8.12%, Maturing December 21, 2013	$329,443
325,000	Term Loan, 8.62%, Maturing December 21, 2014	330,916
Alpha Natural Resources, LLC
868,437	Term Loan, 7.12%, Maturing October 26, 2012	870,744
Carmeuse Lime, Inc.
577,742	Term Loan, 7.19%, Maturing May 2, 2011	577,742
Magnequench International, Inc.
1,342,250	Term Loan, 8.88%, Maturing August 31, 2009	1,345,606
Magnum Coal Co.
186,364	Term Loan, 8.57%, Maturing March 15, 2013	187,063
1,854,318	Term Loan, 8.62%, Maturing March 15, 2013	1,861,272
Murray Energy Corp.
916,050	Term Loan, 8.40%, Maturing January 28, 2010	925,211
Novelis, Inc.
2,921,089	Term Loan, 7.72%, Maturing January 6, 2012	2,934,065
Tube City IMS Corp.
2,000,000	Term Loan, 11.37%, Maturing October 26, 2011	2,005,000
		$11,367,062
Oil and Gas — 3.2%
Coffeyville Resources, LLC
$850,000	Term Loan, 12.13%, Maturing June 24, 2013	$877,094
Concho Resources, Inc.
2,169,563	Term Loan, 9.37%, Maturing July 6, 2011(3)	2,162,837

Principal Amount	Borrower/Tranche Description	Value
Oil and Gas (continued)
El Paso Corp.
$1,350,000	Term Loan, 5.33%, Maturing July 31, 2011	$1,360,727
Epco Holdings, Inc.
433,082	Term Loan, 7.13%, Maturing August 18, 2008	434,300
1,885,950	Term Loan, 7.37%, Maturing August 18, 2010	1,898,916
Key Energy Services, Inc.
1,186,037	Term Loan, 9.19%, Maturing June 30, 2012	1,193,265
LB Pacific, L.P.
1,499,675	Term Loan, 8.07%, Maturing March 3, 2012	1,503,424
Niska Gas Storage
173,939	Term Loan, 0.00%, Maturing May 13, 2011(2)	174,157
248,485	Term Loan, 7.14%, Maturing May 13, 2011	248,795
259,605	Term Loan, 7.16%, Maturing May 13, 2011	259,564
1,360,144	Term Loan, 7.17%, Maturing May 12, 2013	1,359,932
Petroleum Geo-Services ASA
680,717	Term Loan, 7.61%, Maturing December 16, 2012	686,078
Primary Natural Resources, Inc.
1,542,250	Term Loan, 9.35%, Maturing July 28, 2010(3)	1,537,469
Targa Resources, Inc.
1,685,000	Term Loan, 7.62%, Maturing October 31, 2007	1,687,369
1,365,968	Term Loan, 7.62%, Maturing October 31, 2012	1,374,505
2,251,292	Term Loan, 7.63%, Maturing October 31, 2012	2,265,363
W&T Offshore, Inc.
1,075,000	Term Loan, 7.65%, Maturing May 26, 2010	1,082,391
		$20,106,186
Publishing — 6.6%
American Media Operations, Inc.
$4,275,000	Term Loan, 8.37%, Maturing January 31, 2013	$4,306,618
CBD Media, LLC
1,738,821	Term Loan, 7.70%, Maturing December 31, 2009	1,753,310
Dex Media East, LLC
5,101,290	Term Loan, 6.92%, Maturing May 8, 2009	5,091,725
Dex Media West, LLC
3,735,541	Term Loan, 6.88%, Maturing March 9, 2010	3,725,990
Gatehouse Media Operating, Inc.
1,664,211	Term Loan, 7.57%, Maturing June 6, 2013	1,668,371
Hanley-Wood, LLC
53,960	Term Loan, 7.61%, Maturing August 1, 2012	53,994
455,183	Term Loan, 7.69%, Maturing August 1, 2012	455,468
Medianews Group, Inc.
972,563	Term Loan, 7.07%, Maturing August 2, 2013	974,386
Merrill Communications, LLC
1,303,834	Term Loan, 7.59%, Maturing February 9, 2009	1,308,723

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Publishing (continued)
Nebraska Book Co., Inc.
$1,410,345	Term Loan, 7.88%, Maturing March 4, 2011	$1,416,515
Philadelphia Newspapers, LLC
748,125	Term Loan, 8.12%, Maturing June 29, 2013	745,320
R.H. Donnelley Corp.
68,582	Term Loan, 6.62%, Maturing December 31, 2009	68,086
5,254,469	Term Loan, 6.89%, Maturing June 30, 2010	5,239,510
SGS International, Inc.
694,750	Term Loan, 8.06%, Maturing December 30, 2011	698,658
Source Media, Inc.
1,792,906	Term Loan, 7.61%, Maturing November 8, 2011	1,802,991
SP Newsprint Co.
3,866,667	Term Loan, 5.32%, Maturing January 9, 2010	3,886,000
451,667	Term Loan, 8.48%, Maturing January 9, 2010	453,925
Sun Media Corp.
1,260,692	Term Loan, 7.13%, Maturing February 7, 2009	1,263,582
Xsys US, Inc.
1,872,229	Term Loan, 7.87%, Maturing September 27, 2013	1,884,517
1,896,271	Term Loan, 8.37%, Maturing September 27, 2014	1,918,197
Yell Group, PLC
2,600,000	Term Loan, 7.32%, Maturing February 10, 2013	2,615,519
		$41,331,405
Radio and Television — 5.3%
Adams Outdoor Advertising, L.P.
$1,320,498	Term Loan, 7.13%, Maturing October 15, 2011	$1,324,212
ALM Media Holdings, Inc.
1,104,600	Term Loan, 7.87%, Maturing March 4, 2010	1,105,636
Block Communications, Inc.
843,625	Term Loan, 7.37%, Maturing December 22, 2011	846,261
CMP KC, LLC
993,094	Term Loan, 9.31%, Maturing May 5, 2013	994,335
CMP Susquehanna Corp.
1,366,500	Term Loan, 7.40%, Maturing May 5, 2013	1,370,344
Cumulus Media, Inc.
1,446,375	Term Loan, 7.45%, Maturing June 7, 2013	1,454,964
DirecTV Holdings, LLC
3,877,036	Term Loan, 6.82%, Maturing April 13, 2013	3,882,763
Entravision Communications Corp.
1,305,125	Term Loan, 6.87%, Maturing March 29, 2013	1,306,076
Gray Television, Inc.
1,265,438	Term Loan, 6.88%, Maturing November 22, 2015	1,264,873
HEI Acquisition, LLC
575,000	Term Loan, 8.38%, Maturing December 31, 2011	575,000

Principal Amount	Borrower/Tranche Description	Value
Radio and Television (continued)
HIT Entertainment, Inc.
$1,014,750	Term Loan, 7.62%, Maturing March 20, 2012	$1,018,555
Intelsat Subsuduary Holding Co.
975,000	Term Loan, 7.62%, Maturing July 3, 2013	982,465
NEP Supershooters, L.P.
1,916,927	Term Loan, 13.37%, Maturing August 3, 2011	1,945,681
Nexstar Broadcasting, Inc.
3,531,835	Term Loan, 7.12%, Maturing October 1, 2012	3,524,111
NextMedia Operating, Inc.
420,753	Term Loan, 7.32%, Maturing November 15, 2012	420,280
PanAmSat Corp.
2,475,000	Term Loan, 7.87%, Maturing January 3, 2014	2,498,547
Patriot Media and Communications CNJ, LLC
500,000	Term Loan, 10.50%, Maturing October 6, 2013	508,594
Paxson Communications Corp.
2,500,000	Term Loan, 8.62%, Maturing January 15, 2012	2,545,313
Raycom TV Broadcasting, LLC
2,802,998	Term Loan, 6.88%, Maturing August 28, 2013	2,787,231
SFX Entertainment
1,389,500	Term Loan, 7.62%, Maturing June 21, 2013	1,390,368
Young Broadcasting, Inc.
1,720,813	Term Loan, 8.00%, Maturing November 3, 2012	1,719,469
		$33,465,078
Rail Industries — 0.7%
Kansas City Southern Railway Co.
$2,019,938	Term Loan, 7.11%, Maturing April 26, 2013	$2,024,145
Railamerica, Inc.
2,628,705	Term Loan, 7.44%, Maturing September 29, 2011	2,642,672
		$4,666,817
Retailers (Except Food and Drug) — 3.6%
Advantage Sales & Marketing, Inc.
$845,750	Term Loan, 7.43%, Maturing March 29, 2013	$843,460
American Achievement Corp.
479,785	Term Loan, 7.68%, Maturing March 25, 2011	483,383
Amscan Holdings, Inc.
1,417,875	Term Loan, 8.32%, Maturing December 23, 2012	1,429,395
Coinmach Laundry Corp.
3,489,408	Term Loan, 7.91%, Maturing December 19, 2012	3,521,249
Harbor Freight Tools USA, Inc.
1,810,503	Term Loan, 7.22%, Maturing July 15, 2010	1,811,182
Home Interiors & Gifts, Inc.
1,036,768	Term Loan, 10.39%, Maturing March 31, 2011	762,025

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Retailers (Except Food and Drug) (continued)
Josten's Corp.
$3,417,787	Term Loan, 7.37%, Maturing October 4, 2011	$3,438,438
Mapco Express, Inc.
544,261	Term Loan, 8.07%, Maturing April 28, 2011	549,363
Mauser Werke GMBH & Co. KG
1,175,000	Term Loan, 8.10%, Maturing December 3, 2011	1,182,344
Movie Gallery, Inc.
382,143	Term Loan, 10.62%, Maturing April 27, 2011	358,472
Neiman Marcus Group, Inc.
925,633	Term Loan, 7.64%, Maturing April 5, 2013	934,022
Oriental Trading Co., Inc.
875,000	Term Loan, 11.47%, Maturing January 31, 2013	878,646
1,645,875	Term Loan, 8.18%, Maturing July 31, 2013	1,649,647
Petro Stopping Center, L.P.
531,250	Term Loan, 7.88%, Maturing February 9, 2007	533,906
Savers, Inc.
750,000	Term Loan, 8.16%, Maturing August 11, 2012	755,156
Stewert Enterprises, Inc.
359,213	Term Loan, 7.23%, Maturing November 19, 2011	359,438
Travelcenters of America, Inc.
3,066,825	Term Loan, 7.11%, Maturing November 30, 2008	3,071,137
		$22,561,263
Steel — 0.1%
Gibraltar Industries, Inc.
$473,356	Term Loan, 7.13%, Maturing December 8, 2010	$473,060
		$473,060
Surface Transport — 0.6%
Gainey Corp.
$773,063	Term Loan, 8.16%, Maturing April 20, 2012	$780,310
Horizon Lines, LLC
928,625	Term Loan, 7.62%, Maturing July 7, 2011	932,978
Ozburn-Hessey Holding Co., LLC
498,526	Term Loan, 8.78%, Maturing August 9, 2012	499,149
Sirva Worldwide, Inc.
1,626,319	Term Loan, 11.61%, Maturing December 1, 2010	1,503,838
		$3,716,275
Telecommunications — 4.9%
Alaska Communications Systems Holdings, Inc.
$990,000	Term Loan, 7.12%, Maturing February 1, 2012	$990,743
Asurion Corp.
1,293,350	Term Loan, 8.32%, Maturing July 13, 2012	1,300,625

Principal Amount	Borrower/Tranche Description	Value
Telecommunications (continued)
$900,000	Term Loan, 11.58%, Maturing January 13, 2013	$911,813
Centennial Cellular Operating Co., LLC
4,445,833	Term Loan, 7.62%, Maturing February 9, 2011	4,484,734
Cincinnati Bell, Inc.
643,500	Term Loan, 6.93%, Maturing August 31, 2012	643,400
Consolidated Communications, Inc.
2,563,752	Term Loan, 7.38%, Maturing July 27, 2015	2,571,764
Crown Castle Operating Co.
997,500	Term Loan, 7.65%, Maturing June 1, 2014	1,002,488
Fairpoint Communications, Inc.
2,980,000	Term Loan, 7.13%, Maturing February 8, 2012	2,978,835
Hawaiian Telcom Communications, Inc.
746,667	Term Loan, 7.62%, Maturing October 31, 2012	749,000
Iowa Telecommunications Services
2,616,000	Term Loan, 7.12%, Maturing November 23, 2011	2,621,996
IPC Acquisition Corp.
650,000	Term Loan, 7.87%, Maturing September 29, 2013	654,604
Madison River Capital, LLC
529,905	Term Loan, 7.62%, Maturing July 29, 2012	533,134
NTelos, Inc.
1,198,678	Term Loan, 7.57%, Maturing August 24, 2011	1,204,073
Stratos Global Corp.
1,050,000	Term Loan, 8.11%, Maturing February 13, 2012	1,050,875
Triton PCS, Inc.
2,745,543	Term Loan, 8.57%, Maturing November 18, 2009	2,771,854
Westcom Corp.
705,950	Term Loan, 8.29%, Maturing December 17, 2010	707,273
1,000,000	Term Loan, 12.54%, Maturing May 17, 2011	1,006,875
Windstream Corp.
4,225,000	Term Loan, 7.12%, Maturing July 17, 2013	4,252,163
		$30,436,249
Utilities — 3.5%
Astoria Generating Co.
$1,000,000	Term Loan, 9.14%, Maturing August 23, 2013	$1,016,458
BRSP, LLC
1,900,000	Term Loan, 8.58%, Maturing July 13, 2009	1,909,500
Cellnet Technology, Inc.
556,971	Term Loan, 8.37%, Maturing April 26, 2012	561,845
Cogentrix Delaware Holdings, Inc.
659,400	Term Loan, 6.87%, Maturing April 14, 2012	660,980
Covanta Energy Corp.
988,618	Term Loan, 5.37%, Maturing June 24, 2012	998,092
706,674	Term Loan, 7.62%, Maturing May 27, 2013	713,446
471,250	Term Loan, 10.87%, Maturing June 24, 2013	480,675

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount	Borrower/Tranche Description	Value
Utilities (continued)
KGen, LLC
$886,500	Term Loan, 7.99%, Maturing August 5, 2011	$889,824
La Paloma Generating Co., LLC
52,459	Term Loan, 7.07%, Maturing August 16, 2012	52,328
325,022	Term Loan, 7.12%, Maturing August 16, 2012	324,210
LSP General Finance Co., LLC
901,269	Term Loan, 7.12%, Maturing April 14, 2013	901,456
Mirant North America, LLC.
1,091,750	Term Loan, 7.07%, Maturing January 3, 2013	1,092,140
NRG Energy, Inc.
9,760,250	Term Loan, 7.37%, Maturing February 1, 2013	9,822,266
Pike Electric, Inc.
249,805	Term Loan, 6.88%, Maturing July 1, 2012	249,857
580,392	Term Loan, 6.88%, Maturing December 10, 2012	580,513
Vulcan Energy Corp.
1,580,293	Term Loan, 6.90%, Maturing July 23, 2010	1,583,256
		$21,836,846
	Total Senior, Floating Rate Interests (identified cost, $866,870,026)	$868,412,311
Corporate Bonds & Notes — 14.3%
Principal Amount (000's omitted)	Security	Value
Aerospace and Defense — 0.2%
Argo Tech Corp., Sr. Notes
$880	9.25%, 6/1/11	$917,400
DRS Technologies, Inc., Sr. Sub. Notes
80	7.625%, 2/1/18	82,200
		$999,600
Air Transport — 0.1%
Continental Airlines
$388	7.033%, 6/15/11	$379,162
Delta Airlines Notes
1,000	7.90%, 12/15/09(4)	370,000
		$749,162
Automotive — 0.4%
Altra Industrial Motion, Inc.
$225	9.00%, 12/1/11	$230,625

Principal Amount (000's omitted)	Security	Value
Automotive (continued)
Commercial Vehicle Group, Inc., Sr. Notes
$100	8.00%, 7/1/13	$97,500
Ford Motor Credit Co., Sr. Notes
730	9.875%, 8/10/11	755,032
Ford Motor Credit Co., Variable Rate
990	8.466%, 11/2/07	1,003,995
Tenneco Automotive, Inc., Series B
340	10.25%, 7/15/13	374,000
Tenneco Automotive, Inc., Sr. Sub. Notes
255	8.625%, 11/15/14	258,187
		$2,719,339
Brokers / Dealers / Investment Houses — 0.1%
Residential Capital Corp., Sub. Notes, Variable Rate
$490	7.204%, 4/17/09(5)	$491,162
		$491,162
Building and Development — 0.6%
Collins & Aikman Floor Cover
$300	9.75%, 2/15/10	$307,500
General Cable Corp., Sr. Notes
115	9.50%, 11/15/10	123,050
Interface, Inc.
500	10.375%, 2/1/10	550,000
Mueller Group, Inc., Sr. Sub. Notes
412	10.00%, 5/1/12	451,140
Mueller Holdings, Inc., Disc. Notes
197	14.75%, 4/15/14	174,345
Nortek, Inc., Sr. Sub. Notes
830	8.50%, 9/1/14	796,800
Panolam Industries International, Sr. Sub. Notes
310	10.75%, 10/1/13(5)	317,750
RMCC Acquisition Co., Sr. Sub. Notes
745	10.00%, 11/1/12(5)	774,800
Stanley-Martin Co.
$80	9.75%, 8/15/15	63,800
		$3,559,185
Business Equipment and Services — 0.4%
Activant Solutions, Inc., Sr. Sub. Notes
$95	9.50%, 5/1/16(5)	$88,825
Affinion Group, Inc.
95	10.125%, 10/15/13	101,175
135	11.50%, 10/15/15	141,412

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Business Equipment and Services (continued)
Hydrochem Industrial Services, Inc., Sr. Sub Notes
$200	9.25%, 2/15/13(5)	$199,500
Knowledge Learning Center, Sr. Sub. Notes
160	7.75%, 2/1/15(5)	152,400
Lamar Media Corp., Sr. Sub. Notes
130	6.625%, 8/15/15(5)	125,775
Norcross Safety Products, LLC/Norcross Capital Corp., Sr. Sub. Notes, Series B
40	9.875%, 8/15/11	42,600
Safety Products Holdings, Inc. Sr. Notes (PIK)
405	11.75%, 1/1/12 PIK	423,166
Sungard Data Systems, Inc.
265	9.125%, 8/15/13	276,262
56	10.25%, 8/15/15	58,940
Sungard Data Systems, Inc., Variable Rate
100	9.973%, 8/15/13	104,500
United Rentals North America, Inc.
505	6.50%, 2/15/12	494,900
		$2,209,455
Cable and Satellite Television — 0.6%
Cablevision Systems Corp., Sr. Notes, Series B, Variable Rate
$415	9.87%, 4/1/09	$436,787
CCH I, LLC/CCH I Capital Co.
95	11.00%, 10/1/15	92,031
CCO Holdings, LLC / CCO Capital Corp., Sr. Notes
730	8.75%, 11/15/13	746,425
CSC Holdings, Inc., Series B
130	8.125%, 8/15/09	134,712
35	7.625%, 4/1/11	35,481
CSC Holdings, Inc., Sr. Notes
20	8.125%, 7/15/09	20,725
Insight Communications, Sr. Disc. Notes
400	12.25%, 2/15/11	423,000
Kabel Deutschland GMBH
190	10.625%, 7/1/14(5)	206,387
Mediacom Broadband Corp., LLC, Sr. Notes
240	8.50%, 10/15/15(5)	240,900
National Cable, PLC
135	8.75%, 4/15/14	142,594
UGS Corp.
1,225	10.00%, 6/1/12	1,329,125
		$3,808,167

Principal Amount (000's omitted)	Security	Value
Chemicals and Plastics — 0.9%
BCP Crystal Holdings Corp., Sr. Sub. Notes
$312	9.625%, 6/15/14	$343,980
Crystal US Holdings / US Holdings 3, LLC, Sr. Disc. Notes, Series B
312	10.50%, 10/1/14	263,640
Equistar Chemical, Sr. Notes
115	10.625%, 5/1/11	123,625
Hexion U.S. Finance/Nova Scotia Finance
150	9.00%, 7/15/14	169,500
Huntsman, LLC
272	11.625%, 10/15/10	301,240
Ineos Group Holdings PLC
540	8.50%, 2/15/16(5)	522,450
Lyondell Chemical Co., Sr. Notes
938	10.50%, 6/1/13	1,036,490
Nova Chemicals Corp., Sr. Notes, Variable Rate
195	8.405%, 11/15/13	199,387
OM Group, Inc.
1,765	9.25%, 12/15/11	1,848,837
Polyone Corp., Sr. Notes
325	10.625%, 5/15/10	350,187
60	8.875%, 5/1/12	61,200
Reichhold Industries, Inc., Sr. Notes
135	9.00%, 8/15/14(5)	135,000
		$5,355,536
Clothing / Textiles — 0.5%
Levi Strauss & Co., Sr. Notes
$830	12.25%, 12/15/12	$929,600
95	9.75%, 1/15/15	101,175
375	8.875%, 4/1/16	387,187
Levi Strauss & Co., Sr. Notes, Variable Rate
380	10.122%, 4/1/12	393,775
Oxford Industries, Inc., Sr. Notes
735	8.875%, 6/1/11	757,969
Perry Ellis International, Inc., Sr. Sub. Notes
215	8.875%, 9/15/13	216,612
Phillips Van-Heusen, Sr. Notes
155	7.25%, 2/15/11	156,937
		$2,943,255
Conglomerates — 0.3%
Amsted Industries, Inc., Sr. Notes
$615	10.25%, 10/15/11(5)	$664,200
Education Management, LLC, Sr. Notes
275	8.75%, 6/1/14(5)	283,250

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Conglomerates (continued)
Education Management, LLC, Sr. Sub. Notes
$390	10.25%, 6/1/16(5)	$406,575
Goodman Global Holdings, Inc., Sr. Notes, Variable Rate
210	8.329%, 6/15/12	213,675
		$1,567,700
Containers and Glass Products — 0.3%
Berry Plastics Holding Corp.
$150	8.875%, 9/15/14(5)	$152,250
Berry Plastics Holding Corp., Variable Rate
110	9.265%, 9/15/14(5)	111,787
Intertape Polymer US, Inc., Sr. Sub. Notes
310	8.50%, 8/1/14	280,550
Pliant Corp. (PIK)
1,143	11.85%, 6/15/09 PIK	1,246,949
		$1,791,536
Cosmetics / Toiletries — 0.0%
Samsonite Corp., Sr. Sub. Notes
$105	8.875%, 6/1/11	$110,512
		$110,512
Ecological Services and Equipment — 0.1%
Waste Services, Inc., Sr. Sub. Notes
$440	9.50%, 4/15/14	$453,200
		$453,200
Electronics / Electrical — 0.2%
Avago Technologies Finance, Sr. Notes
$135	10.125%, 12/1/13(5)	$143,775
CPI Holdco, Inc., Sr. Notes, Variable Rate
95	11.298%, 2/1/15	99,275
NXP BV/ NXP Funding LLC, Variable Rate
$775	8.118%, 10/15/13(5)	$785,656
NXP BV/NXP Funding, LLC, Sr. Notes
465	9.50%, 10/15/15(5)	471,394
		$1,500,100
Equipment Leasing — 0.1%
The Hertz Corp., Sr. Notes
$530	8.875%, 1/1/14(5)	$556,500
		$556,500

Principal Amount (000's omitted)	Security	Value
Financial Intermediaries — 2.1%
Alzette, Variable Rate
$750	8.636%, 12/15/20(5)	$771,562
Avalon Capital Ltd. 3, Series 1A, Class D, Variable Rate
760	7.35%, 2/24/19(5)	764,595
Babson Ltd., 2005-1A, Class C1, Variable Rate
1,000	7.32%, 4/15/19(5)	1,016,007
Bryant Park CDO Ltd., Series 2005-1A, Class C, Variable Rate
1,000	7.42%, 1/15/19(5)	1,018,505
Carlyle High Yield Partners, Series 2004-6A, Class C, Variable Rate
1,000	7.85%, 8/11/16(5)	1,016,763
Centurion CDO 8 Ltd., Series 2005-8A, Class D, Variable Rate
1,000	10.90%, 3/8/17	1,055,867
Centurion CDO 9 Ltd., Series 2005-9A
750	9.35%, 7/17/19	777,745
Dryden Leveraged Loan, Series 2004-6A, Class C1, Variable Rate
1,500	7.93%, 7/30/16(5)	1,540,872
First CLO, Ltd., Sr. Sub. Notes, Variable Rate
1,000	7.68%, 7/27/16(5)	1,013,838
Ford Motor Credit Co.
200	6.625%, 6/16/08	196,298
715	7.375%, 10/28/09	696,417
340	7.875%, 6/15/10	332,032
General Motors Acceptance Corp.
195	5.125%, 5/9/08	191,583
100	5.85%, 1/14/09	98,646
40	7.00%, 2/1/12	40,315
870	8.00%, 11/1/31	934,790
Sonata Securities S.A., Series 2006-5
750	8.75%, 6/27/07	755,325
Sonata Securities S.A., Series 2006-6
750	8.75%, 6/27/07	755,182
		$12,976,342
Food Products — 0.5%
ASG Consolidated, LLC / ASG Finance, Inc., Sr. Disc. Notes
$495	11.50%, 11/1/11	$434,362
Nutro Products, Inc., Sr. Notes, Variable Rate
80	9.40%, 10/15/13(5)	82,600
Pierre Foods, Inc., Sr. Sub. Notes
320	9.875%, 7/15/12	328,000
Pinnacle Foods Holdings Corp., Sr. Sub. Notes
2,215	8.25%, 12/1/13	2,231,612
		$3,076,574

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Food Service — 0.1%
Buffets, Inc.
$220	12.50%, 11/1/14(5)	$222,200
EPL Finance Corp., Sr. Notes
260	11.75%, 11/15/13(5)	278,200
NPC International, Inc., Sr. Sub. Notes
340	9.50%, 5/1/14(5)	345,950
		$846,350
Food / Drug Retailers — 0.3%
General Nutrition Centers, Inc.
$100	8.625%, 1/15/11	$103,750
Rite Aid Corp.
305	7.125%, 1/15/07	306,906
880	6.125%, 12/15/08	862,400
285	8.125%, 5/1/10	289,275
		$1,562,331
Forest Products — 0.2%
Domtar, Inc.
$340	7.125%, 8/1/15	$326,400
Georgia-Pacific Corp.
65	9.50%, 12/1/11	71,012
JSG Funding PLC, Sr. Notes
325	9.625%, 10/1/12	345,719
NewPage Corp.
350	10.00%, 5/1/12	368,375
NewPage Corp., Variable Rate
135	11.739%, 5/1/12	146,475
Stone Container Finance Canada
280	7.375%, 7/15/14	258,650
		$1,516,631
Healthcare — 0.9%
Accellent, Inc.
$435	10.50%, 12/1/13	$456,750
AMR HoldCo, Inc., Sr. Sub. Notes
325	10.00%, 2/15/15	350,187
CDRV Investors, Inc., Sr. Disc. Notes
30	9.625%, 1/1/15	23,400
Encore Medical IHC, Inc.
280	9.75%, 10/1/12	315,700
HCA, Inc.
45	8.75%, 9/1/10	45,562
Inverness Medical Innovations, Inc., Sr. Sub. Notes
1,565	8.75%, 2/15/12	1,549,350

Principal Amount (000's omitted)	Security	Value
Healthcare (continued)
Multiplan, Inc., Sr. Sub. Notes
$280	10.375%, 4/15/16(5)	$281,400
National Mentor Holdings, Inc., Sr. Sub. Notes
195	11.25%, 7/1/14(5)	205,725
Res-Care, Inc., Sr. Notes
195	7.75%, 10/15/13	195,000
Service Corp. International, Sr. Notes
400	8.00%, 6/15/17(5)	388,000
115	7.625%, 10/1/18(5)	118,737
Triad Hospitals, Inc., Sr. Notes
190	7.00%, 5/15/12	189,525
Triad Hospitals, Inc., Sr. Sub. Notes
235	7.00%, 11/15/13	229,712
US Oncology, Inc.
220	9.00%, 8/15/12	229,075
515	10.75%, 8/15/14	569,075
VWR International, Inc., Sr. Sub. Notes
515	8.00%, 4/15/14	531,737
		$5,678,935
Home Furnishings — 0.0%
Interline Brands, Inc., Sr. Sub. Notes
$135	8.125%, 6/15/14	$138,712
Steinway Musical Instruments, Sr. Notes
160	7.00%, 3/1/14(5)	157,600
		$296,312
Industrial Equipment — 0.2%
Case New Holland, Inc., Sr. Notes
$200	9.25%, 8/1/11	$213,250
590	7.125%, 3/1/14	597,375
Chart Industries, Inc., Sr. Sub. Notes
195	9.125%, 10/15/15(5)	204,750
		$1,015,375
Leisure Goods / Activities / Movies — 0.5%
AMC Entertainment, Inc., Sr. Sub. Notes
$410	9.875%, 2/1/12	$425,887
AMC Entertainment, Inc., Variable Rate
60	9.655%, 8/15/10	62,250
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp.
195	12.50%, 4/1/13(5)	195,488
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate
360	10.12%, 4/1/12(5)	360,900

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Leisure Goods / Activities / Movies (continued)
Marquee Holdings, Inc., Sr. Disc. Notes
$590	12.00%, 8/15/14	$464,625
Six Flags Theme Parks, Inc., Sr. Notes
400	9.625%, 6/1/14	368,000
Universal City Developement Partners, Sr. Notes
335	11.75%, 4/1/10	362,638
Universal City Florida Holdings, Sr. Notes, Variable Rate
615	10.239%, 5/1/10	635,756
		$2,875,544
Lodging and Casinos — 0.8%
CCM Merger, Inc.
$230	8.00%, 8/1/13(5)	$222,813
Chukchansi EDA, Sr. Notes, Variable Rate
280	8.78%, 11/15/12(5)	291,200
Galaxy Entertainment Finance
200	9.875%, 12/15/12(5)	212,500
Greektown Holdings, LLC, Sr. Notes
200	10.75%, 12/1/13(5)	212,500
Host Hotels & Resorts L.P., Sr. Notes
185	6.875%, 11/1/14(5)	186,388
Inn of the Mountain Gods, Sr. Notes
540	12.00%, 11/15/10	580,500
Las Vegas Sands Corp.
285	6.375%, 2/15/15	269,325
Majestic HoldCo, LLC, (0.00% until 2008)
140	12.50%, 10/15/11(5)	91,000
Majestic Star Casino, LLC
210	9.50%, 10/15/10	213,150
205	9.75%, 1/15/11	188,600
Mohegan Tribal Gaming Authority, Sr. Sub. Notes
95	8.00%, 4/1/12	99,513
OED Corp./Diamond Jo, LLC
475	8.75%, 4/15/12	476,781
San Pasqual Casino
305	8.00%, 9/15/13(5)	312,625
Station Casinos, Inc.
55	7.75%, 8/15/16	56,788
Station Casinos, Inc., Sr. Notes
95	6.00%, 4/1/12	91,081
Trump Entertainment Resorts, Inc.
1,205	8.50%, 6/1/15	1,185,419
Tunica-Biloxi Gaming Authority, Sr. Notes
310	9.00%, 11/15/15(5)	321,625

Principal Amount (000's omitted)	Security	Value
Lodging and Casinos (continued)
Turning Stone Resort Casinos, Sr. Notes
$75	9.125%, 9/15/14(5)	$76,688
Waterford Gaming, LLC, Sr. Notes
69	8.625%, 9/15/12(5)	73,485
Wynn Las Vegas, LLC
105	6.625%, 12/1/14	103,425
		$5,265,406
Nonferrous Metals / Minerals — 0.1%
Alpha Natural Resources, Sr. Notes
$135	10.00%, 6/1/12	$145,800
FMG Finance PTY, Ltd.
190	10.625%, 9/1/16(5)	188,100
Novelis, Inc., Sr. Notes
345	8.25%, 2/15/15(5)	331,200
		$665,100
Oil and Gas — 0.7%
Allis-Chalmers Energy, Inc., Sr. Notes
$445	9.00%, 1/15/14(5)	$446,113
Clayton Williams Energy, Inc.
115	7.75%, 8/1/13	106,663
Copano Energy, LLC, Sr. Notes
70	8.125%, 3/1/16	71,575
El Paso Corp., Sr. Notes
225	9.625%, 5/15/12	250,875
El Paso Production Holding Co.
50	7.75%, 6/1/13	51,500
Encore Acquisition Co., Sr. Sub. Notes
155	7.25%, 12/1/17	149,963
Giant Industries
225	8.00%, 5/15/14	244,688
Kinder Morgan Finance Co.
285	5.35%, 1/5/11	278,605
Ocean Rig Norway AS, Sr. Notes
190	8.375%, 7/1/13(5)	201,163
Parker Drilling Co., Sr. Notes
100	9.625%, 10/1/13	109,250
Petrobras International Finance Co.
50	7.75%, 9/15/14	55,675
Petrohawk Energy Corp., Sr. Notes
795	9.125%, 7/15/13(5)	814,875
Quicksilver Resources, Inc.
210	7.125%, 4/1/16	199,500

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Oil and Gas (continued)
Semgroup L.P., Sr. Notes
$540	8.75%, 11/15/15(5)	$546,750
Sesi, LLC, Sr. Notes
60	6.875%, 6/1/14(5)	59,850
Stewart & Stevenson, LLC, Sr. Notes
190	10.00%, 7/15/14(5)	193,325
United Refining Co., Sr. Notes
560	10.50%, 8/15/12	585,200
VeraSun Energy Corp.
305	9.875%, 12/15/12(5)	321,775
		$4,687,345
Publishing — 0.4%
American Media Operations, Inc., Series B
$630	10.25%, 5/1/09	$600,075
CBD Media, Inc., Sr. Sub. Notes
125	8.625%, 6/1/11	125,781
Dex Media West, LLC, Sr. Sub. Notes
87	9.875%, 8/15/13	94,939
Houghton Mifflin Co., Sr. Sub. Notes
1,000	9.875%, 2/1/13	1,076,250
MediaNews Group, Inc., Sr. Sub. Notes
100	6.875%, 10/1/13	93,375
R.H. Donnelley Corp., Sr. Disc. Notes
210	6.875%, 1/15/13	198,713
380	6.875%, 1/15/13	359,575
		$2,548,708
Radio and Television — 0.5%
Advanstar Communications, Inc.
$1,120	10.75%, 8/15/10	$1,211,000
CanWest Media, Inc.
464	8.00%, 9/15/12	471,320
LBI Media, Inc.
165	10.125%, 7/15/12	176,344
Rainbow National Services, LLC, Sr. Notes
180	8.75%, 9/1/12(5)	190,125
Rainbow National Services, LLC, Sr. Sub. Debs.
645	10.375%, 9/1/14(5)	720,788
Sirius Satellite Radio, Sr. Notes
505	9.625%, 8/1/13	494,900
XM Satellite Radio, Inc.
35	9.75%, 5/1/14	33,425
		$3,297,902

Principal Amount (000's omitted)	Security	Value
Rail Industries — 0.0%
Kansas City Southern Railway Co.
$95	9.50%, 10/1/08	$100,344
TFM SA de C.V., Sr. Notes
130	12.50%, 6/15/12	143,000
		$243,344
Retailers (Except Food and Drug) — 0.6%
Amscan Holdings, Inc., Sr. Sub. Notes
$160	8.75%, 5/1/14	$152,000
Autonation, Inc., Variable Rate
135	7.374%, 4/15/13	136,688
Bon-Ton Department Stores, Inc.
315	10.25%, 3/15/14	320,906
GameStop Corp.
1,265	8.00%, 10/1/12	1,318,763
GameStop Corp., Variable Rate
365	9.247%, 10/1/11	381,425
Michaels Stores, Inc., Sr. Notes
220	10.00%, 11/1/14(5)	221,650
Michaels Stores, Inc., Sr. Sub. Notes
185	11.375%, 11/1/16(5)	186,619
Neiman Marcus Group, Inc.
485	9.00%, 10/15/15	522,588
310	10.375%, 10/15/15	340,613
Toys R US Corp.
95	7.375%, 10/15/18	71,488
		$3,652,740
Steel — 0.1%
AK Steel Corp.
$220	7.875%, 2/15/09	$221,914
Ispat Inland ULC, Sr. Notes
199	9.75%, 4/1/14	223,179
RathGibson, Inc., Sr. Notes
430	11.25%, 2/15/14(5)	449,350
		$894,443
Surface Transport — 0.0%
Horizon Lines, LLC
$217	9.00%, 11/1/12	$227,850
		$227,850

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Telecommunications — 1.3%
Alamosa Delaware, Inc., Sr. Notes
$515	11.00%, 7/31/10	$562,094
Centennial Cellular Operating Co., LLC, Sr. Notes
205	10.125%, 6/15/13	220,888
Digicel Ltd., Sr. Notes
275	9.25%, 9/1/12(5)	286,688
Intelsat Bermuda Ltd.
325	9.25%, 6/15/16(5)	348,563
Intelsat Bermuda Ltd., Sr. Notes, Variable Rate
485	10.484%, 1/15/12	494,094
Intelsat Ltd., Sr. Notes
1,425	5.25%, 11/1/08	1,385,813
Qwest Capital Funding, Inc.
110	7.00%, 8/3/09	111,788
Qwest Communications International, Inc.
500	7.50%, 2/15/14	512,500
Qwest Communications International, Inc., Sr. Notes
65	7.50%, 11/1/08	66,300
Qwest Corp., Sr. Notes
140	7.625%, 6/15/15	148,050
Qwest Corp., Sr. Notes, Variable Rate
985	8.64%, 6/15/13	1,066,263
Rogers Wireless, Inc., Sr. Sub. Notes
40	8.00%, 12/15/12	42,500
Rogers Wireless, Inc., Variable Rate
1,453	8.515%, 12/15/10	1,487,509
UbiquiTel Operating Co., Sr. Notes
395	9.875%, 3/1/11	429,563
West Corp., Sr. Notes
465	9.50%, 10/15/14(5)	466,163
West Corp., Sr. Sub. Notes
55	11.00%, 10/15/16(5)	55,413
Windstream Corp., Sr. Notes
290	8.125%, 8/1/13(5)	311,025
60	8.625%, 8/1/16(5)	65,025
		$8,060,239
Utilities — 0.2%
Dynegy Holdings, Inc.
$195	8.375%, 5/1/16	$201,338
Mission Energy Holding Co.
215	13.50%, 7/15/08	240,800
NGC Corp.
390	7.625%, 10/15/26	364,650

Principal Amount (000's omitted)	Security	Value
Utilities (continued)
NRG Energy, Inc.
$140	7.25%, 2/1/14	$141,925
NRG Energy, Inc., Sr. Notes
185	7.375%, 2/1/16	187,544
Reliant Energy, Inc.
165	9.25%, 7/15/10	171,600
		$1,307,857
	Total Corporate Bonds & Notes (identified cost, $87,723,911)	$89,509,737
Convertible Bonds — 0.1%
Principal Amount	Security	Value
$310,000	L-3 Communications Corp.(5)	$322,788
	Total Convertible Bonds (identified cost, $313,323)	$322,788
Common Stocks — 0.1%
Shares	Security	Value
32,088	Trump Entertainment Resorts, Inc.(6)	$652,349
	Total Common Stocks (identified cost, $395,965)	$652,349
Convertible Preferred Stocks — 0.0%
Shares	Security	Value
1,007	Chesapeake Energy Corp., 4.50%	$100,932
934	Crown Castle International Corp., 6.25% (PIK)	51,720
	Total Convertible Preferred Stocks (identified cost, $142,317)	$152,652

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Closed-End Investment Companies — 3.7%
Shares	Security	Value
20,000	Blackrock Floating Rate Income Strategies Fund II, Inc.	$356,600
25,000	Blackrock Floating Rate Income Strategies Fund, Inc.	446,000
125,000	First Trust / Four Corners Senior Floating Rate Income Fund II	2,242,500
895,800	ING Prime Rate Trust	6,396,012
87,500	LMP Corporate Loan Fund, Inc	1,176,875
130,000	Pioneer Floating Rate Trust	2,472,600
1,197,000	Van Kampen Senior Income Trust	10,174,500
	Total Closed-End Investment Companies (identified cost, $23,835,934)	$23,265,087
Short-Term Investments — 5.0%

Principal Amount	Maturity Date	Borrower	Rate	Amount
$10,474,000	11/01/06	Abbey National
		North America LLC,
		Commercial Paper	5.31%	$10,472,455
20,669,000	11/01/06	Societe Generale
		Time Deposit	5.31%	20,669,000

Total Short-Term Investments (at amortized cost, $31,141,455)	$31,141,455
Gross Investments — 161.9% (identified cost $1,010,422,931)	$1,013,456,379
Less Unfunded Loan Commitments — (0.8)%	$(5,186,442)
Net Investments — 161.1% (identified cost $1,005,236,489)	$1,008,269,937

Other Assets, Less Liabilities — 1.9%	$12,232,945
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (63.0)%	$(394,577,427)
Net Assets Applicable to Common Shares — 100.0%	$625,925,455

PIK - Payment In Kind.

(1)  Senior floating-rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating-rate interests will have an expected average life of approximately two to three years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders.

(2)  Unfunded loan commitments. See Note 1E for description.

(3)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(4)  Defaulted security. Currently the issuer is in default with respect to interest payments.

(5)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, the aggregate value of the securities is $25,542,200 or 4.1% of the net assets.

(6)  Non-income producing security.

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2006

Assets
Investments, at value (identified cost, $1,005,236,489)	$1,008,269,937
Cash	4,309,863
Receivable for investments sold	293,936
Dividends and interest receivable	8,849,800
Receivable for open swap contracts	84,473
Prepaid expenses	71,888
Total assets	$1,021,879,897
Liabilities
Payable for investments purchased	$624,338
Payable to affiliate for investment advisory fees	476,269
Payable to affiliate for Trustees' fees	1,799
Accrued expenses	274,609
Total liabilities	$1,377,015
Auction preferred shares (15,760 shares outstanding) at liquidation value plus cumulative unpaid dividends	$394,577,427
Net assets applicable to common shares	$625,925,455
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 33,488,490 shares issued and outstanding	$334,885
Additional paid-in capital	634,454,573
Accumulated net realized loss (computed on the basis of identified cost)	(12,698,370)
Accumulated undistributed net investment income	716,446
Net unrealized appreciation (computed on the basis of identified cost)	3,117,921
Net assets applicable to common shares	$625,925,455
Net Asset Value Per Common Share
($625,925,455 ÷ 33,488,490 shares of beneficial interest outstanding)	$18.69

Statement of Operations

For the Year Ended
October 31, 2006

Investment Income
Interest	$74,266,420
Dividends	1,855,062
Total investment income	$76,121,482
Expenses
Investment adviser fee	$7,667,205
Trustees' fees and expenses	21,908
Preferred shares remarketing agent fee	985,000
Custodian fee	276,952
Legal and accounting services	161,573
Printing and postage	93,041
Transfer and dividend disbursing agent fees	70,077
Miscellaneous	136,783
Total expenses	$9,412,539
Deduct — Reduction of custodian fee	$14,107
Reduction of Investment Adviser fee	2,044,590
Total expense reductions	$2,058,697
Net expenses	$7,353,842
Net investment income	$68,767,640
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$(299,828)
Swap contracts	55,881
Net realized loss	$(243,947)
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(907,977)
Swap contracts	278,704
Net change in unrealized appreciation (depreciation)	$(629,273)
Net realized and unrealized loss	$(873,220)
Distributions to preferred shareholders
From net investment income	(18,685,607)
Net increase in net assets from operations	$49,208,813

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended October 31, 2006	Year Ended October 31, 2005
From operations — Net investment income	$68,767,640	$51,783,172
Net realized loss from investment transactions and swap contracts	(243,947)	(3,513,146)
Net change in unrealized appreciation (depreciation) from investments and swap contracts	(629,273)	(2,874,835)
Distributions to preferred shareholders — From net investment income	(18,685,607)	(11,840,232)
Net increase in net assets from operations	$49,208,813	$33,554,959
Distributions to common shareholders — From net investment income	$(50,869,016)	$(41,162,227)
Total distributions to common shareholders	$(50,869,016)	$(41,162,227)
Capital share transactions — Reinvestment of distributions to common shareholders	$—	$1,608,927
Net increase in net assets from capital share transactions	$—	$1,608,927
Net decrease in net assets	$(1,660,203)	$(5,998,341)
Net Assets Applicable to Common Shares
At beginning of year	$627,585,658	$633,583,999
At end of year	$625,925,455	$627,585,658
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$716,446	$801,658

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
	2006(1)	2005(1)	2004(1)(2)
Net asset value — Beginning of year (Common shares)	$18.740	$18.970	$19.100	(3)
Income (loss) from operations
Net investment income	$2.053	$1.547	$0.968
Net realized and unrealized gain (loss)	(0.026)	(0.193)	0.080
Distributions to preferred shareholders from net investment income	(0.558)	(0.354)	(0.132)
Total income from operations	$1.469	$1.000	$0.916
Less distributions to common shareholders
From net investment income	$(1.519)	$(1.230)	$(0.900)
Total distributions to common shareholders	$(1.519)	$(1.230)	$(0.900)
Preferred and Common shares offering costs charged to paid-in capital	$—	$—	$(0.027)
Preferred Shares underwriting discounts	$—	$—	$(0.119)
Net asset value — End of period (Common shares)	$18.690	$18.740	$18.970
Market value — End of period (Common shares)	$18.240	$17.210	$19.940
Total Investment Return on Net Asset Value(5)	8.47%	5.57%	4.13	%(4)
Total Investment Return on Market Value(5)	15.27%	(7.77)%	9.45	%(4)

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended October 31,
	2006(1)	2005(1)	2004(1)(2)
Ratios/Supplemental Data†
Net assets applicable to common shares, end of year (000's omitted)	$625,925	$627,586	$633,584
Ratios (As a percentage of average net assets applicable to common shares):
Expenses before custodian fee reduction(6)	1.17%	1.16%	1.08	%(7)
Expenses after custodian fee reduction(6)	1.17%	1.16%	1.08	%(7)
Net investment income(6)	10.95%	8.18%	5.51	%(7)
Portfolio Turnover	51%	64%	95%

†  The ratios reported are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets):
Expenses before custodian fee reduction(6)	0.72%	0.72%	0.71	%(7)
Expenses after custodian fee reduction(6)	0.72%	0.72%	0.71	%(7)
Net investment income(6)	6.73%	5.04%	3.63	%(7)
Senior Securities:
Total preferred shares outstanding	15,760	15,760	15,760
Asset coverage per preferred share(8)	$64,753	$64,853	$65,223
Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000
Approximate market value per preferred share(9)	$25,000	$25,000	$25,000

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, November 28, 2003, to October 31, 2004.

(3)  Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(4)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported.

(5)  Total investment return on net asset value and total investment return on market value are not computed on an annualized basis.

(6)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(7)  Annualized.

(8)  Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets, and dividing this by the number of preferred shares outstanding.

(9)  Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Senior Floating-Rate Trust (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act), as amended, as a closed-end management investment company. The Trust, which was organized as a Massachusetts business trust on August 5, 2003, seeks to provide a high level of current income. The Trust may, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income. The Trust pursues its objectives by investing primarily in senior, secured floating rate loans (Senior Loans). The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Trust's investments are primarily in interests in senior floating rate loans (Senior Loans). Certain Senior Loans are deemed to be liquid because reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Trust's investment adviser, Eaton Vance Management (EVM), under procedures approved by the Trustees. In connection with determining the fair value of a Senior Loan, the investment adviser makes an assessment of the likelihood that the borrower will make a full repayment of the Senior Loan. The primary factors considered by the investment adviser when making this assessment are (i) the creditworthiness of the borrower, (ii) the value of the collateral backing the Senior Loan, and (iii) the priority of the Senior Loan versus other creditors of the borrower. If, based on its assessment, the investment adviser believes there is a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using a matrix pricing approach that considers the yield on the Senior Loan relative to yields on other loan interests issued by companies of comparable credit quality. If, based on its assessment, the investment adviser believes there is not a reasonable likelihood that the borrower will make a full repayment of the Senior Loan, the investment adviser will determine the fair value of the Senior Loan using analyses that include, but are not limited to (i) a comparison of the value of the borrower's outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower's assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising such factors, data and information and the relative weight to be given thereto as it deems relevant, including without limitation, some or all of the following: (i) the fundamental characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral securing the Senior Loan, including the Trust's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of, among other things, its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan, including price quotations for and trading in the Senior Loan and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Fair value determinations are made by the portfolio managers of a Trust based on information available to such managers. The portfolio managers of other trusts managed by Eaton Vance that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of Senior Floating-Rate Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other trusts managed by Eaton Vance that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of Senior Floating-Rate Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser's Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Non-loan portfolio holdings (other than short-term obligations maturing in sixty days or less), including listed securities and securities for which price quotations are available and forward contracts, will normally be valued on the basis of market valuations furnished by dealers or pricing services. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Over-the-counter options are valued at the mean between the bid and asked prices provided by dealers. Marketable securities listed on the NASDAQ National Market System are valued at the

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

NASDAQ official closing price. The value of interest rate swaps will be based upon a dealer quotation. Short-term obligations and money market securities maturing in sixty days or less are valued at amortized cost which approximates value. If short-term debt securities are acquired with a remaining maturity of more than 60 days, they will be valued by a pricing service. Investments for which reliable market quotations are unavailable and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust. Occasionally, events effecting the value of foreign securities may occur between the time trading is completed abroad and the close of the Exchange which will not be reflected in the computation of the Trust's net asset value (unless the Trust deems that such event would materially affect its net asset value in which case an adjustment would be made and reflected in such computation). The Trust may rely on an independent fair valuation service in making any such adjustment.

B  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

C  Federal Taxes — The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2006, the Trust, for federal income tax purposes, had a capital loss carryover of $11,810,633 which will reduce the Trust's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2012 ($5,860,075), October 31, 2013 ($4,807,956) and October 31, 2014 ($1,142,602).

D  Investment Transactions — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

E  Unfunded Loan Commitments — The Trust may enter into certain credit agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower's discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

F  Offering Costs — Costs incurred by the Trust in connection with the offering of the common shares and preferred shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

G  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Trust. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. All credit balances used to reduce the Trust's custodian fees are reported as a reduction of expenses in the Statements of Operations.

H  Written Options — Upon the writing of a call or a put option, an amount equal to the premium received by the Trust is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Trust's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

I  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Trust is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Trust's policies on investment valuations discussed above. If an option which the Trust has purchased expires on the stipulated expiration date, the Trust will realize a loss in the amount of the cost

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

of the option. If the Trust enters into a closing sale transaction, the Trust will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Trust exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Trust exercises a call option, the cost of the security which the Trust purchases upon exercise will be increased by the premium originally paid.

J  Financial Futures Contracts — Upon entering into a financial futures contract, the Trust is required to deposit an amount (initial margin) either in cash or securities equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Trust (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying securities, and are recorded for book purposes as unrealized gains or losses by the Trust.

If the Trust enters into a closing transaction, the Trust will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and the financial futures contract to buy. The Trust's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

K  Reverse Repurchase Agreements — The Trust may enter into reverse repurchase agreements. Under such an agreement, the Trust temporarily transfers possession, but not ownership, of a security to a counterparty, in return for cash. At the same time, the Trust agrees to repurchase the security at an agreed-upon price and time in the future. The Trust may enter into reverse repurchase agreements for temporary purposes, such as to fund withdrawals, or for use as hedging instruments where the underlying security is denominated in a foreign currency. As a form of leverage, reverse repurchase agreements may increase the risk of fluctuation in the market value of the Trust's assets or in its yield. Liabilities to counterparties under reverse repurchase agreements are recognized in the Statement of Assets and Liabilities at the same time at which cash is received by the Trust. The securities underlying such agreements continue to be treated as owned by the Trust and remain in the Portfolio of Investments. Interest charged on amounts borrowed by the Trust under reverse repurchase agreements is accrued daily.

L  Total Return Swaps — The Trust may enter into swap agreements to hedge against fluctuations in securities prices, interest rates or market conditions; to change the duration of the overall portfolio; to mitigate default risk; or for other risk management purposes. In a total return swap, the Trust makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Trust receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Trust is exposed to credit loss in the event of nonperformance by the swap counterparty. However, the Trust does not anticipate nonperformance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

M  Credit Default Swaps — The Trust may enter into credit default swap contracts for risk management purposes, including diversification. When the Trust is the buyer of a credit default swap contract, the Trust is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Trust would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Trust would have spent the stream of payments and received no benefit from the contract. When the Trust is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay upon default of the referenced debt obligation. As the seller, the Trust would effectively add leverage to its portfolio because, in addition to its total net assets, the Trust would be subject to investment exposure on the notional amount of the swap. The Trust will segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis. These transactions involve certain risks, including the risk that the counterparty may be unable to fulfill the transaction.

N  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

O  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

2  Auction Preferred Shares

The Trust issued 3,940 shares of Auction Preferred Shares (APS) Series A, 3,940 shares of Auction Preferred Shares (APS) Series B, 3,940 shares of Auction Preferred Shares (APS) Series C, and 3,940 shares of Auction Preferred Shares (APS) Series D on January 26, 2004 in a public offering. The underwriting discount and other offering costs were recorded as a reduction of the capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at a rate which was established at the offering of the APS and have been reset every 7 days for Series A, B, and C, and 28 days for Seires D, thereafter by an auction. Dividend rates ranged from 3.84% to 5.23% for Series A shares, 3.84% to 5.23% for Series B shares, 3.75% to 5.25% for Series C shares, and 3.80% to 5.30% for Series D shares.

The APS are redeemable at the option of the Trust, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS shall remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust's By-Laws and the Investment Company Act of 1940. The Trust pays an annual fee equivalent to 0.25% of the APS liquidation value for the remarketing efforts associated with the preferred auctions.

3  Distribution to Shareholders

The Trust intends to make monthly distributions of net investment income, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute net capital gain, if any. Distributions are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the APS is generally between 7 and 28 days (depending on the share class). The applicable dividend rate for the APS on October 31, 2006 was 5.10%, 5.10%, 5.25%, and 5.20%, for Series A, Series B, Series C, and Series D shares, respectively. For the year ended October 31, 2006, the Trust paid dividends to APS holders amounting to $4,602,988, $4,626,707, $4,717,614 and $4,738,298 for Series A, Series B, Series C, and Series D shares, respectively, representing an average APS dividend rate for such period of 4.673%, 4.697%, 4.789%, and 4.810%, respectively.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principals generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid in capital. These differences relate primarily to the method for amortizing premiums.

The tax character of distributions paid for the years ended October 31, 2006 and October 31, 2005 was as follows:

	Year Ended October 31, 2006	Year Ended October 31, 2005
Distributions declared from:
Ordinary income:	$69,554,623	$53,002,459

During the year ended October 31, 2006, accumulated undistributed net investment income was increased by $701,771, and accumulated net realized loss was decreased by $701,771 due to differences between book and tax accounting. This change had no effect on net assets or the net asset value per share.

As of October 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed income	$716,446
Unrealized gain	$2,230,184
Capital loss carryforwards	$(11,810,633)

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee, computed at an annual rate of 0.75% of the average daily gross assets of the Trust, was earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Trust. For the year ended October 31, 2006, the fee was equivalent to 0.75% (annualized) of the Trust's average daily gross assets for such period and amounted to $7,667,205.

In addition, the Adviser has contractually agreed to reimburse the Trust for fees and other expenses in the amount of 0.20% of the average daily gross assets of the Trust for the first five full years of the Trust's operations, 0.15% of average weekly gross assets in year 6, 0.10% in year 7, and 0.05% in year 8. For the year ended October 31, 2006 the Investment Adviser waived $2,044,590 of its advisory fee.

Certain officers and Trustees of the Trust are officers of the above organization.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including paydowns, aggregated $510,677,080 and $502,836,044 respectively, for the year ended October 31, 2006.

6  Common Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Year Ended October 31,
	2006	2005
Issued to shareholders electing to receive payments of distributions in Fund shares	—	84,520
Net increase	—	84,520

7  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Trust at October 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,006,124,226
Gross unrealized appreciation	$6,870,726
Gross unrealized depreciation	(4,725,015)
Net unrealized appreciation	$2,145,711

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, financial futures and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 2006 is as follows:

Credit Default Swaps

Notional Amount	Expiration Date	Description	Net Unrealized Appreciation
$2,000,000	3/20/2010	Agreement with Lehman Brothers dated 3/15/2005 whereby the Trust will receive 2.20% per year times the notional amount. The Trust makes a payment of the notional amount only upon a default event on the reference entity, a Revolving Credit Agreement issued by Inergy, L.P.	$84,473

At October 31, 2006, the Trust had sufficient cash and/or securities segregated to cover potential obligations arising from open swap contracts.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ("FIN 48") "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Trust's financial statement disclosures.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Senior Floating-Rate Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Floating-Rate Trust (the Trust), including the portfolio of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended, and for the period from the start of business November 28, 2003 to October 31, 2004. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and Senior Loans owned as of October 31, 2006 by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks; we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Senior Floating-Rate Trust at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the two years in the period then ended and for the period from the start of business November 28, 2003 to October 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2006

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Eaton Vance Senior Floating-Rate Trust as of October 31, 2006

OTHER MATTERS (Unaudited)

Annual Meeting of Shareholders (Unaudited)

The Trust held its Annual Meeting of Shareholders on August 18, 2006. The following action was taken by the shareholders:

Item 1: The election of Ronald A. Pearlman and Norton H. Reamer as Class III Trustees of the Trust for a three-year term expiring in 2009.

Nominee for Trustees	Number of Shares
Elected by All Shareholders	For	Withheld
Ronald A. Pearlman	30,490,457	431,915
Nominee for Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld
Norton H. Reamer	11,598	35

Eaton Vance Senior Floating-Rate Trust

DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions reinvested in common shares (the Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Trust's transfer agent, PFPC, Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, PFPC, Inc., at 1-800-331-1710.

Eaton Vance Senior Floating-Rate Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Senior Floating-Rate Trust
c/o PFPC, Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2006, our records indicate that there are 14 registered shareholders and approximately 24,669 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Trust, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFR.

Eaton Vance Senior Floating-Rate Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

Eaton Vance Senior Floating-Rate Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Senior Floating-Rate Trust (the "Fund"), and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating-rate loans. Specifically, the Board noted the experience of the Adviser's 29 bank loan investment professionals and other personnel who provide services to the Fund, including four portfolio managers and 15 analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the year ended September 30, 2005 for the Fund. The Board noted that the Fund's performance relative to its peers is affected by management's focus

Eaton Vance Senior Floating-Rate Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

on preserving capital as a secondary investment objective of the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Senior Floating-Rate Trust

MANAGEMENT AND ORGANIZATION

Trust Management. The Trustees of Eaton Vance Senior Floating-Rate Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust's principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2008. 3 years. Trustee since 2003	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Trust.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2007. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III(A) 2/23/35	Trustee and Chairman of the Board	Until 2007. 3 years. Trustee since 2003; and Chairman since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2008. 3 years. Trustee since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2009. 3 years. Trustee since 2003	Professor of Law, Georgetown University Law Center.	170	None

Norton H. Reamer(A) 9/21/35	Trustee	Until 2009. 3 years. Trustee since 2003	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Eaton Vance Senior Floating-Rate Trust

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Lynn A. Stout 9/14/57	Trustee	Until 2007. 3 years. Trustee since 2003	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Until 2008. 3 years. Trustee since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Thomas E. Faust Jr. 5/31/58	President	Since 2003	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	Vice President	Since 2003	Vice President EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Craig Russ 10/30/63	Vice President	Since 2003	Vice President EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Payson F. Swaffield 8/13/56	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 15 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2003	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2003	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

(A)  APS Trustee.

In accordance with Section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on August 18, 2006.

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Investment Adviser of Eaton Vance Senior Floating-Rate Trust
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Administrator of Eaton Vance Senior Floating-Rate Trust
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 43027
Providence, RI 02940-3027
(800) 331-1710

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Senior Floating-Rate Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

2025-12/06  CE-FLRTSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents aggregate fees billed to the registrant for the fiscal years ended October 31, 2005 and October 31, 2006 by the registrant’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Fiscal Years Ended	10/31/2005	10/31/2006

Audit Fees	$65,120	$69,050

Audit-Related Fees(1)	$5,000	$5,000

Tax Fees(2)	$6,405	$8,100

All Other Fees(3)	$0	$0

Total	$76,525	$82,150

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed upon procedures relating to the registrant’s auction preferred shares.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal years ended October 31, 2005 and October 31, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	10/31/ 2005	10/31/2006

Registrant	$11,405	$13,100

Eaton Vance(1)	$170,983	$72,100

(1) Certain subsidiaries of Eaton Vance Corp. provide ongoing services to the registrant.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Craig P. Russ, Payson F. Swaffield and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments as well as allocations of the Fund’s assets between common and preferred stocks.  Messrs. Page, Russ and Swaffield are the portfolio managers responsible for the day-to-day management of the Trust’s investments.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is co-head of Eaton Vance’s Senior Loan Group.  Mr. Russ been with Eaton Vance since 1997 and is a Vice President of EVM and BMR.  Mr. Swaffield has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and BMR.  Along with Mr. Page, he is co-head of Eaton Vance’s Senior Loan Group.  This information is provided as of the date of filing of this report.

The following tables show, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee*

Scott H. Page
Registered Investment Companies	13	$14,704.4	0	$0
Other Pooled Investment Vehicles	7	$4,997.3	6	$2,589.5
Other Accounts	2	$1,337.7	0	$0
Craig P. Russ
Registered Investment Companies	1	$1,019.9	0	$0
Other Pooled Investment Vehicles	1	$2,407.8	0	$0
Other Accounts	0	$0	0	$0
Payson F. Swaffield
Registered Investment Companies	13	$14,704.4	0	$0
Other Pooled Investment Vehicles	7	$4,997.3	6	$2,589.5
Other Accounts	2	$1,337.7	0	$0

*In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	100,001-500,000
Craig P. Russ	None
Payson F. Swaffield	50,001-100,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his or her management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM has adopted policies and procedures that it believes are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Floating-Rate Trust

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	December 14, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 14, 2006

By:	/s/Thomas E. Faust Jr.
Thomas E. Faust Jr.
President

Date:	December 14, 2006